SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

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                                         Only (as permitted by Rule 14a-6(e)(2))

|_| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Under Rule 14a-12

                               Cytogen Corporation
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                (Name of Registrant as Specified in Its Charter)


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

                               CYTOGEN CORPORATION
                              600 College Road East
                           Princeton, New Jersey 08540



                                      May 9, 2002

To Our Stockholders:

         You are cordially invited to attend the 2002 Annual Meeting of Stockholders of Cytogen Corporation at 11:00 A.M., local time, on Tuesday, June 18, 2002, at the Radisson Hotel, Route One at Ridge Road, Princeton, New Jersey 08540.

         The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the meeting.

         It is important that your shares be represented at this meeting to assure the presence of a quorum. Whether or not you plan to attend the meeting, we hope that you will have your stock represented by signing, dating and returning your proxy in the enclosed envelope, as soon as possible. Your stock will be voted in accordance with the instructions you have given in your proxy.

         Thank you for your continued support.

                                      Sincerely,



                                      /s/ H. Joseph Reiser
                                      H. Joseph Reiser
                                      President and Chief Executive Officer

   CYTOGEN CORPORATION
                              600 College Road East
                           Princeton, New Jersey 08540

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held June 18, 2002

         The  Annual  Meeting  of   Stockholders   (the  "Meeting")  of  Cytogen
Corporation, a Delaware corporation (the "Company"), will be held at the Radisson Hotel, Route One at Ridge Road, Princeton, New Jersey, on Tuesday June 18, 2002, at 11:00 A.M., local time, for the following purposes:

(1) To elect six directors to serve until the next Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

(2) To amend, as required, the Company's 1995 Stock Option Plan, 1999 Non-Employee Director Stock Option Plan and By-Laws, as applicable, to provide that without the approval of a majority of the Company's stockholders, the Company shall not:

              (a) grant stock appreciation rights with an exercise price that is less than the fair market value of the underlying common stock; or

              (b) effectively amend or replace certain outstanding  equity-based awards in a manner that would result in lower exercise prices, accelerated vesting schedules or the issuance of restricted stock; and

(3) To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

         Holders of Common Stock of record at the close of business on April 22, 2002 are entitled to notice of and to vote at the Meeting, or any adjournment or adjournments thereof. A complete list of such stockholders will be open to the examination of any stockholder at the Company's principal executive offices at 600 College Road East, Princeton, New Jersey 08540 for a period of 10 days prior to the Meeting. The Meeting may be adjourned from time to time without notice, by announcement at the Meeting.

         IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. THE PROMPT RETURN OF PROXIES WILL ENSURE A QUORUM AND SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION. EACH PROXY GRANTED MAY BE REVOKED BY THE STOCKHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ASSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

                         By Order of the Board of Directors


                         /s/ H. Joseph Reiser
Princeton, New Jersey    H. Joseph Reiser, President and Chief Executive Officer
May 9, 2002

        The Company's 2001 Annual Report accompanies the Proxy Statement.

                              CYTOGEN CORPORATION
                              600 College Road East
                           Princeton, New Jersey 08540

                       -----------------------------------

                                 PROXY STATEMENT

                       -----------------------------------

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Cytogen Corporation (also referred to in this Proxy Statement as the "Company", "Cytogen", "we" or "us") of proxies to be voted at our Annual Meeting of Stockholders to be held on Tuesday, June 18, 2002 at the Radisson Hotel, Route One at Ridge Road, Princeton, New Jersey at 11:00 a.m., local time, and at any adjournment or adjournments thereof. Holders of record of our common stock, $.01 par value per share, as of the close of business on April 22, 2002, will be entitled to notice of and to vote at the Annual Meeting and any adjournment or adjournments thereof. As of that date, there were [ ] shares of common stock issued and outstanding and entitled to vote. Each share of common stock is entitled to one vote on any matter presented at the Annual Meeting. The aggregate number of common stock votes entitled to be cast at the Annual Meeting is [ ]. The holders of common stock will vote as a single class for all proposals.

         If proxies in the accompanying form are properly executed and returned, the shares of common stock represented thereby will be voted in the manner specified therein. If not otherwise specified, the shares of common stock represented by the proxies will be voted:

         (i)  FOR, the election of the six nominees named below as directors;

         (ii) FOR, a proposal to amend, as required, our 1995 Stock Option Plan, the "1995 Plan", our 1999 Non-Employee Director Stock Option Plan, the "Director Plan", and our By-Laws, the "By-Laws", as applicable, to provide that without the approval of a majority of our stockholders, we shall not:

              (a) grant stock appreciation rights with an exercise price that is less than the fair market value of the underlying common stock; or

              (b) effectively amend or replace certain outstanding  equity-based awards in a manner that would result in lower exercise prices, accelerated vesting schedules or the issuance of restricted stock (as further described below); and

         (iii) in the discretion of the persons named in the enclosed form of proxy, on any other proposals which may properly come before the Annual Meeting or any adjournment or adjournments thereof.

         Any stockholder who has submitted a proxy may revoke it at any time before it is voted, by written notice addressed to and received by our Corporate Secretary, by submitting a duly executed proxy bearing a later date or by electing to vote in person at the Annual Meeting. The mere presence at the Annual Meeting of the person appointing a proxy does not, however, revoke the appointment.

         The presence, in person or by proxy, of holders of shares of our common stock in the aggregate having a majority of the votes entitled to be cast by the holders of common stock at the Annual Meeting, shall constitute a quorum with respect to all matters presented. The affirmative vote by the holders of a plurality of the shares of common stock represented at the Annual Meeting is required for the election of directors, provided a quorum of such stockholders is present in person or by proxy. All actions proposed herein other than the election of directors may be taken upon the affirmative vote of stockholders possessing a majority of the requisite voting power represented at the Annual Meeting, provided a quorum is present in person or by proxy.

         Abstentions are included in the shares present at the Annual Meeting for purposes of determining whether a quorum is present, and are counted as a vote against for purposes of determining whether a proposal is approved. Broker non-votes (when shares are represented at the Annual Meeting by a proxy specifically conferring only limited authority to vote on certain matters and no authority to vote on other matters) are included in the determination of the number of shares represented at the Annual Meeting for purposes of determining whether a quorum is present, but are not counted for purposes of determining whether a proposal has been approved and thus have no effect on the outcome.

         This Proxy Statement, together with the related proxy card, is being mailed to our stockholders on or about May 9, 2002. The Annual Report to Stockholders of the Company for the year ended December 31, 2001, including financial statements, is being mailed together with this Proxy Statement to all stockholders of record as of April 22, 2002. In addition, we have provided brokers, dealers, banks, voting trustees and their nominees, at our expense, with additional copies of the Annual Report so that such record holders could supply such materials to beneficial owners as of April 22, 2002.

                              ELECTION OF DIRECTORS

         At the Annual Meeting, six directors are to be elected (which number shall constitute our entire Board of Directors) to hold office until the 2003 Annual Meeting of Stockholders, and until their successors shall have been elected and qualified. The holders of common stock, voting as a class, will elect each such director.

         It is the intention of the persons named in the enclosed form of proxy to vote the stock represented thereby, unless otherwise specified in the proxy, for the election as directors of the persons whose names and biographies appear below. All such persons are, at present, members of our Board of Directors. In the event any of the nominees should become unavailable or unable to serve as a director, it is intended that votes will be cast for a substitute nominee designated by our Board of Directors. Our Board of Directors has no reason to believe that the nominees named will be unable to serve if elected. Each of the nominees has consented to being named in this Proxy Statement and to serve if elected.

         The current members of our Board of Directors who are also nominees for election to our Board of Directors are as follows:

                                                 Served as a                Positions with
                Name                     Age    Director Since                the Company
-------------------------------------    ---    --------------    ----------------------------------
James A. Grigsby.....................     59         1996         Chairman of the Board

H. Joseph Reiser.....................     55         1998         President, Chief Executive Officer
                                                                  and Director

John E. Bagalay, Jr..................     68         1995         Director

Stephen K. Carter....................     64         1998         Director

Robert F. Hendrickson................     69         1995         Director

Kevin G. Lokay.......................     45         2001         Director

         The principal occupations and business experience, for at least the past five years, of each nominee are as follows:

         James A. Grigsby has served on our Board of Directors since May 1996 and has served as Chairman of the Board since June 1998. Mr. Grigsby is President and principal owner of Grigsby & Smith, a financial planning and investment management firm located in Pittsfield, MA. Previously, Mr. Grigsby was President of Cancer Care Management LLC, a consulting firm providing consulting services regarding cancer disease management issues. From 1989 to 1994, Mr. Grigsby was President of CIGNA Corporation's International Life and Employee Benefits Division, which operated in over 20 countries worldwide, and during that period he also served as the head of CIGNA's national health care sales force. Prior to that time, since 1978, he held a number of executive positions with CIGNA Corporation. Mr. Grigsby received a Bachelor of Arts degree in Mathematics from Baylor University and is a Fellow of the Society of Actuaries.

          H. Joseph Reiser joined Cytogen in August 1998 as President, Chief Executive Officer and as a member of our Board of Directors. Most recently, Dr. Reiser was Corporate Vice President and General Manager, Pharmaceuticals and a member of the board of directors, for Berlex Laboratories Inc., the U.S. subsidiary of Schering AG. During his 17 year tenure at Berlex, Dr. Reiser held positions of increasing responsibility, serving as the first President of Schering Berlin's Venture Corporation, Vice President, Technology and Industry Relations, and Vice President, Drug Development and Technology. Dr. Reiser received his Ph.D. in Physiology from Indiana University School of Medicine, where he also earned his Masters and Bachelor of Science degrees.

          John E. Bagalay, Jr. has served on our Board of Directors since October 1995. Dr. Bagalay was a director of Cellcor, Inc. prior to our acquisition of Cellcor in October 1995. He was our interim President and CEO from January 1998 to August 1998, and our Chief Financial Officer from October 1987 to August 1988. He has been Senior Advisor to the Chancellor, Boston University since January 1998. He was a director, Chief Operating Officer and

Chief Financial Officer of Eurus Technologies, Inc. from January 1999 until August 2001 and Chief Executive Officer from October 2000 until August 2001. He was also a Director of Eurus International Limited, a company organized under the laws of England and Wales, since January 2000. He served as the Managing Director of the Community Technology Fund, the venture capital affiliate of Boston University, from September 1989 until January 1998. Dr. Bagalay has also served as General Counsel for Texas Commerce Bancshares, Houston First Financial Group and Lower Colorado River Authority, a regulated electric utility. Dr. Bagalay currently also serves on the boards of directors of Wave Systems
Corporation and several privately held companies. Dr. Bagalay holds a B.A. in Politics, Philosophy and Economics, a Ph.D. in Political Philosophy from Yale University, and a J.D. from the University of Texas.

          Stephen K. Carter has served on our Board of Directors since September 1998. Since 1997, Dr. Carter has been a consultant to the pharmaceutical industry. Dr. Carter was Senior Vice President of Research and Development at Boehringer Ingelheim Pharmaceuticals, Inc. from 1995 to 1997. Prior to joining Boehringer, Dr. Carter was Senior Vice President of Worldwide Clinical Research and Development at Bristol-Myers Squibb Company. From 1976 to 1982, Dr. Carter served as Director of the Northern California Cancer Institute. Dr. Carter was also appointed to President Clinton's panel for AIDS drug development. Dr. Carter is a director of Allos Therapeutics and Alfacell Corporation. Dr. Carter received an A.B. in History from Columbia College and an M.D. from New York Medical College. He completed a medical internship and residency at Lenox Hill Hospital.

          Robert F. Hendrickson has served on our Board of Directors since March 1995. Since 1990, Mr. Hendrickson has been a consultant to the pharmaceutical and biotechnology industries on strategic management and manufacturing issues with a number of leading biotechnology companies among his clients. Prior to his retirement in 1990, Mr. Hendrickson was Senior Vice President, Manufacturing and Technology for Merck & Co., Inc. He is a trustee of the Carrier Foundation, Inc. He previously served on the Board of Directors of Unigene Laboratories, Inc. from 1997 until June 2001, and Envirogen, Inc. from March 1992 until June 2001. Mr. Hendrickson received an A.B. degree from Harvard College and an Masters of Business Administration from the Harvard Graduate School of Business Administration.

         Kevin G. Lokay has served on our Board of Directors since January 2001. Mr. Lokay is currently Vice President, Oncology at GlaxoSmithKline Pharmaceuticals. Prior to joining GlaxoSmithKline in 1997, Mr. Lokay spent 16 years with Merck & Co., where his most recent assignment was Vice President, Worldwide Sales, Marketing and Development in the Merck Vaccine Division. Mr. Lokay joined Merck in 1981 as a sales representative, and progressed through numerous positions of increasing responsibilities in sales, market research, advertising, product management, and business development, while gaining experience in a wide variety of therapeutic areas, including antihypertensives, antiarrythmics, antibiotics, analgesic/anti-inflammatories, psychotherapeutics, vaccines, and gastro-intestinal products. Mr. Lokay is a director of the University of Sciences, Philadelphia, Pennsylvania. He holds a Masters of Business Administration with a concentration in Marketing from the Krannert School of Management at Purdue University, and a Bachelor of Arts in Economics from Lafayette College.

         All directors will hold office until our next annual meeting of stockholders and until their successors shall have been duly elected and qualified. None of our directors are related to any other director or to any of our executive officers.

         The Board of Directors recommends that stockholders vote FOR each of the nominees for the Board of Directors.

Committees and Meetings of the Board

         Our Board of Directors currently consists of James A. Grigsby, who serves as Chairman of the Board, H. Joseph Reiser, John E. Bagalay, Stephen K. Carter, Robert F. Hendrickson and Kevin G. Lokay. There were nine (9) meetings of the Board of Directors during 2001. Each incumbent director, except for Mr. Lokay and Mr. Hendrickson, attended at least 75% of the aggregate of all meetings of the Board of Directors held during the period in which he served as a director and the total number of meetings held by the committee on which he served during the period, if applicable.

         There are currently three committees of the Board of Directors: the Compensation Committee, the Nominating Committee and the Audit and Finance Committee.

The Compensation Committee

         The Compensation Committee currently consists of Robert F. Hendrickson, who serves as Chairman, and Kevin G. Lokay. The Compensation Committee was established in 1986 and held five (5) meetings in 2001. The primary responsibilities of the Compensation Committee include overseeing the administration of our stock option plans, recommending compensation for our executive officers and other key employees to the Board of Directors and generally reviewing our compensation policy. In addition to Messrs. Hendrickson and Lokay, Mr. Misrock was also served as a member of the Compensation Committee until his resignation on July 18, 2001.

The Nominating Committee

         The Nominating Committee currently consists of James A. Grigsby, who serves as Chairman, and H. Joseph Reiser. The Nominating Committee was established in 1994 and did not hold any meetings in 2001. The primary responsibility of the Nominating Committee is investigating, recruiting and interviewing potential candidates for election to the Board of Directors. The Nominating Committee will consider nominees for the Board of Directors suggested by stockholders whose names are submitted in writing to the Nominating Committee in care of the office of our Corporate Secretary.

The Audit and Finance Committee

         The Audit Committee currently consists of John E. Bagalay, Jr., who serves as Chairman, Robert F. Hendrickson and Stephen K. Carter. The Audit Committee was established in 1986 and held five (5) meetings in 2001. The primary responsibilities of the Audit Committee include: (i) evaluating and recommending to our Board of Directors the engagement of our independent public accountants; (ii) reviewing the results and scope of the audit and other services provided by our independent public accountants; and (iii) monitoring and consulting with the independent public accountants and management regarding risk management, the adequacy of financial and accounting procedures and internal controls on a periodic basis. The Audit Committee also reviews and monitors our financial planning and financial structure to accommodate our operating requirements and strategic objectives. The responsibilities of the Audit Committee are more fully set forth in the Audit Committee Charter adopted by the Audit Committee May 16, 2000, a copy of which was filed as an Appendix to our Proxy Statement filed with the Securities and Exchange Commission on April 30, 2001.

         The Nasdaq National Market has adopted requirements relating to the independence of members of the audit committees of companies traded on the market. Our Audit Committee members meet the requirements of that rule, except that members may not have been employees of the Company within the three prior years. Dr. Bagalay served, at the request of the Board of Directors, as interim Chief Executive Officer from January 1998 through August 1998, pending the recruitment of a permanent CEO, and was deemed to be an employee during this period. The new rules permit one member of an audit committee to remain on the committee even if the independence criteria are not met in certain circumstances. In accordance with these rules, our Board of Directors determined that, given his financial expertise and judgment, and the brief period of time which he served as an employee upon the Board of Director's request, Dr. Bagalay's continued service on the Audit Committee is in our best interest and in the best interests of our stockholders.

         Except as noted above, each Audit Committee member is an independent member of our Board of Directors as defined in Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards. As an independent director of our Board of Directors, each Audit Committee member is not an officer or employee of the Company or our subsidiaries and does not have a relationship which, in the opinion of our Board of Directors, would interfere with that person's exercise of independent judgement in carrying out the responsibilities of a director.

Report of the Audit Committee

March 28, 2002

To the Board of Directors of Cytogen Corporation:

         We have reviewed and discussed with management the Company's audited financial statements as of and for the year ended December 31, 2001.

         Management is responsible for the Company's internal controls and financial reporting process. The Company's independent public accountants, Arthur Andersen, LLP ("Andersen") are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted accounting principles and to issue a report on those financial statements. As appropriate, the Audit Committee reviews, evaluates and discusses with the Company's management, internal accounting, financial and auditing personnel and Andersen, the following:

- the plan for, and Andersen's report on, each audit of the Company's financial statements;

- the Company's financial disclosure documents, including all financial statements and reports filed with the Securities and Exchange Commission or sent to stockholders;

- management's selection, application and disclosure of critical accounting policies;

- changes in the Company's accounting practices, principles, controls or methodologies;

- significant developments or changes in accounting rules applicable to the Company; and

- the adequacy of the Company's internal controls and accounting, financial and auditing personnel.

         We have discussed with Andersen the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants ("SAS 61"). SAS 61 requires Andersen to discuss with the Audit Committee, among other things, the following:

-    methods to account for significant unusual transactions;

- the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

- the process used by management in formulating particularly sensitive accounting estimates and the basis for Andersen's conclusions regarding the reasonableness of those estimates; and

-    disagreements   with   management   over  the   application  of  accounting
     principles, the basis for management's accounting estimates and the disclosures in the financial statements.

         We have received, reviewed and discussed the written disclosures and the letter from Andersen required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board ("Independence Standards Board Standard No. 1"), and have discussed with Andersen their independence.

         We have considered whether the non audit services provided by Andersen, as set forth in the section of our Proxy Statement entitled, "Independent Public Accountant Fees and Other Matters", are compatible with maintaining Andersen's independence. Independence Standards Board Standard No. 1 requires auditors annually to disclose in writing all relationships that in the auditor's professional opinion may be reasonably thought to bear on independence, confirm their perceived independence and engage in a discussion of independence.

         Furthermore, we have received representations from Andersen that: (i) the audit conducted by Andersen was subject to Anderson's quality system for the U.S. accounting and auditing practice to provide reasonable assurance that the engagement was in compliance with professional standards; and (ii) there was appropriate continuity of Andersen personnel working on the audit and the availability of national office consultation to conduct the relevant portions of the audit.

         Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001.

/s/ John E. Bagalay, Jr.
John E. Bagalay, Jr.
Audit Committee Chairman

/s/ Stephen K. Carter
Stephen K. Carter
Audit Committee Member

/s/ Robert F. Hendrickson
Robert F. Hendrickson
Audit Committee Member

Independent Public Accountants Fees and Other Matters

Audit Fees

         Andersen billed us an aggregate of $96,250 in fees for professional services rendered in connection with the audit of our financial statements for the most recent fiscal year and the reviews of the financial statements included in each of our Quarterly Reports on Form 10-Q during the fiscal year ended December 31, 2001.

Financial Information Systems Design and Implementation Fees

         Andersen did not perform any professional services for us or our affiliates for the fiscal year ended December 31, 2001 in connection with financial information systems design or implementation, the operation of our information system or the management of our local area network.

All Other Fees

         Andersen billed us $83,575 for other services rendered for the most recent fiscal year.

Directors' Compensation

         Each of our non-employee directors receives an annual retainer of $12,000, plus $1,500 for each board meeting attended ($500 if participation is by telephone). Any non-employee director who also chairs a board committee receives an additional annual fee of $2,000. Non-employee directors receive $500 for each committee meeting attended, but receive no additional retainer for committee membership. Members of the Nominating Committee do not receive any compensation for serving on that committee. The Chairman of the Board (who is not an employee of the Company) currently receives, based upon significant time spent on Company business, an additional annual retainer of $50,000. The additional retainer contemplates four days per month substantially given to Company business by the Chairman. An amount of $1,500 per day is paid to the Chairman for additional days in which the significant part of the day is devoted to Company matters. During 2001, the Chairman received $50,000 under this arrangement. In addition, the Chairman was paid $12,500 in fees during 2001 relating to services to be performed in 2002.

         Pursuant to the Director Plan, each non-employee director receives an initial grant of options on the date of appointment equal to a pro-rata portion of 20,000 shares of our common stock, based upon the number of months remaining from the date of election until the one year anniversary of the preceding annual meeting. In addition, on the day following each annual meeting of the stockholders, each individual who is elected as a non-employee director shall automatically be granted options to purchase 10,000 shares of our common stock. The Chairman of the Board, unless the Compensation Committee determines otherwise, receives an additional grant of 15,000 options to purchase shares of our common stock on the date of each annual meeting. Options granted under the Director Plan are exercisable at a price equal to the average of the high and low sale prices of the common stock as reported on the Nasdaq National Market on the date of grant and vest in full (i.e., first become exercisable) at the first anniversary of the option grant date. Each director's outstanding options also become immediately exercisable in full: (i) upon the occurrence of a change of control of the Company; (ii) upon death or disability; or (iii) upon resignation or retirement after age 55.

         In  addition,   at  the  2001  Annual  Meeting  of  Stockholders,   our
stockholders adopted a proposal to amend the Director Plan to provide that non-employee directors shall receive, at the sole discretion of and after formal action by our Board of Directors, such number of shares of common stock that is equal to each such director's cash compensation (including, but not limited to, annual service fees, fees payable for board and committee meetings attended and fees for committees chaired), (the "Cash Component"), divided by the fair market value of our common stock as of the date of issuance of such shares, (the "Compensation Shares"), which date shall be no earlier than the date on which the applicable Cash Component compensation becomes due and payable by us. Compensation Shares shall not be issued for services not yet rendered by such directors to the Company. Such amendments to the Director Plan further provide that in the event the board elects to issue Compensation Shares, such eligible directors shall receive Compensation Shares until, absent additional board action, at least such time as: (i) such director owns twenty thousand (20,000) shares of our common stock, excluding options or other rights to acquire shares of our common stock, whether exercisable or unexercisable; or (ii) if fewer than 20,000 shares are so owned, such smaller number of shares has a fair market value of in excess of one hundred thousand dollars ($100,000), excluding the value, if any, of options to purchase common stock, whether exercisable or unexercisable, or other rights to acquire our common stock. Upon achieving either of such milestones (i) or (ii) above, each such director may, at his or her option, elect to cease receiving his or her Cash Component to which he or she is entitled in shares of our common stock under the Director Plan; provided, however, that such director must make such election by providing notice of such election to us in a timely manner. In October 2001, our Board of Directors took appropriate actions to implement the payment of director compensation in Compensation Shares.

         Each option provided for in the Director Plan shall be granted automatically and without further action by us, our Board of Directors or our stockholders. Promptly after the date of grant of each option provided for in the Director Plan, we shall cause an option agreement to be executed and delivered to the holder of the option. No other options may be granted at any time under the Director Plan.

         We have prepared an amendment to the Director Plan that restricts our ability, without the approval of a majority of our stockholders, to (a) grant stock appreciation rights with an exercise price that is less than the fair market value of the underlying common stock; or (b) effectively amend or replace certain outstanding equity-based awards in a manner that would result in lower exercise prices, accelerated vesting schedules or the issuance of restricted stock, as more fully set forth under the heading "PROPOSED AMENDMENT TO THE 1999 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN, THE 1995 STOCK OPTION PLAN AND BY-LAWS."

                      EXECUTIVE OFFICERS AND KEY EMPLOYEES

         Our current executive officers and their respective ages and positions with us are as follows:

                                                             Capacities In                       In Current
             Name                      Age                   Which Served                      Position Since
-----------------------------          ---       -----------------------------------    ----------------------------
H. Joseph Reiser, Ph.D(1)....          55        Director, President and Chief          August 1998
                                                 Executive Officer

Michael D. Becker............          33        Vice President and Investor            April 2001
                                                 Relations Officer of Cytogen           (Interim Chief Executive
                                                 Corporation; Interim Chief Executive   Officer of AxCell
                                                 Officer of AxCell BioSciences          Biosciences Corporation
                                                 Corporation                            since January 2002)

William F. Goeckeler.........          47        Vice President of Research and         June 2001
                                                 Development                            (Director, Pharmaceutical
                                                                                        Development since
                                                                                        June 1997)

Lawrence R. Hoffman..........          47        Vice President, Chief Financial        July 2000
                                                 Officer

Deborah A. Kaminsky..........          47        Vice President of Sales and Marketing  June 2001
                                                                                        (Director of Marketing
                                                                                        since December 2000)

(1) Mr. Reiser's biographical information appears above, see "ELECTION OF DIRECTORS".



         Michael D. Becker joined Cytogen as Vice President and Investor Relations Officer in April 2001. He has served as Interim Chief Executive Officer and a Director of our subsidiary, AxCell BioSciences Corporation, since January 2002. Mr. Becker has spent more than a decade as an analyst and commentator for the biotechnology industry. From July 1996 to April 2001, he was with Wayne Hummer Investments LLC, a Chicago-based regional brokerage firm, where he held senior positions as a biotechnology analyst, investment executive and portfolio manager. From October 1998 to April 2001, Mr. Becker also served on the Board of Directors for the Chicago Biotech Network, a nonprofit trade association for the biotechnology industry in Illinois. In addition, he was the founder and editor of "Beck on Biotech", a monthly biotechnology investment newsletter. Mr. Becker is currently a member of the National Investor Relations Institute (NIRI). Mr. Becker attended DePaul University in Chicago, Illinois.

         William F. Goeckeler was promoted to Vice President of Research and Development in June 2001. He joined Cytogen in March of 1994 as the Assistant Director, Pharmaceutical Development. In 1995 he was promoted to Associate Director, Technical Support Operations and in June 1997 became our Director, Pharmaceutical Development, a position he held until June 2001. Before joining us, Dr. Goeckeler spent nine years as a scientist in the Bioproducts Laboratory of Central Research and Development at The Dow Chemical Company. Dr. Goeckeler did his undergraduate and graduate work at the University of Missouri where he received his Ph.D. in Radiochemistry for research that involved the discovery of Quadramet.

          Lawrence R. Hoffman joined Cytogen as Vice President and Chief Financial Officer in July 2000. He is responsible for all of our financial reporting and controls. Mr. Hoffman was previously Vice President and Chief Financial Officer of The Liposome Company from April 1998 to June 2000, which was acquired by Elan Corporation plc in May 2000. Prior to joining The Liposome Company, Mr. Hoffman was Vice President and Chief Financial Officer of IGI, Inc. From April 1988 through July 1997, Mr. Hoffman held various positions including Treasurer, Secretary and Acting Principal Financial Officer for Sybron

Chemicals, Inc. Mr. Hoffman received a Bachelor of Science in Accounting from LaSalle University, a Juris Doctor from Temple University School of Law and an L.L.M. in Taxation from Villanova University.

         Deborah A. Kaminsky,  D.Ph. was promoted to Vice President of Sales and Marketing in June 2001. She joined Cytogen in December 2000 as Director of Marketing. Prior to joining Cytogen, Dr. Kaminsky spent two years with Imagyn Medical Technologies as Vice President of Clinical Development, having previously spent more than a decade at Syncor International Corporation where she held positions of increasing responsibility ranging from pharmacy management to business development and president of a Syncor subsidiary. She received academic degrees from the University of Oklahoma Health Sciences Center College of Pharmacy and the Kellogg Graduate School of Management at Northwestern
University, is licensed as a Doctor of Pharmacy in Oklahoma, and received the designation of Authorized Nuclear Pharmacist (ANP) by the United States Nuclear Regulatory Commission.



         The current key employees of our subsidiary, AxCell BioSciences Corporation, are as follows:

                                                          Capacities In                    In Current
             Name                     Age                 Which Served                   Position Since
-----------------------------         ---        -------------------------------       ------------------
John D. Rodwell, Ph.D........          55        President and Chief Technical             June 1999
                                                 Officer

Michael D. Becker(1).........          33        Interim Chief Executive Officer           January 2002


(1) Mr. Becker's biographical information appears above, see "EXECUTIVE OFFICERS AND KEY EMPLOYEES".


         John D. Rodwell, Ph.D., President and Chief Technical Officer of AxCell, joined Cytogen in September 1981. He served as Director, Chemical Research, then as Vice President, Discovery Research from 1984 to 1989, as Vice President, Research and Development from 1989 to July 1996, and as Senior Vice President and Chief Scientific Officer from July 1996 through June 1999, at which time he assumed full time duties as Acting President and Chief Technical Officer of AxCell and subsequently became President of AxCell. From 1980 to 1981, Dr. Rodwell was a Research Assistant Professor and, from 1976 to 1980, he was a postdoctoral fellow, both in the Department of Microbiology at the University of Pennsylvania School of Medicine, where he currently is an Adjunct Associate Professor in the Department of Microbiology. He holds a Bachelor of Arts in Chemistry from the University of Massachusetts, a Masters of Science in Organic Chemistry from Lowell Technological Institute and a Ph.D. in Biochemistry from the University of California at Los Angeles.

         None of our or AxCell's executive officers or key employees is related to any other of our or AxCell's executive officers, key employees, or directors. Our executive officers are elected annually by the Board of Directors and serve until their successors are duly elected and qualified. AxCell's key employees are elected annually by AxCell's board and serve until their successors are duly elected and qualified.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, officers and stockholders, who beneficially own more than 10% of any class of our equity securities registered pursuant to Section 12 of the Exchange Act, to file initial reports of ownership and reports of changes in ownership with respect to our equity securities with the Securities and Exchange Commission. All reporting persons are required by SEC regulation to furnish us with copies of all reports that such reporting persons file with the SEC pursuant to Section 16(a).

         Based solely on our review of the copies of such forms received by us and upon written representations of the reporting persons received by us, except as described below, each such reporting person has filed all of their respective reports pursuant to Section 16(a) on a timely basis.

         Robert F. Hendrickson failed to timely file a Form 4 relating to his exercise and subsequent acquisition of 10,000 shares of our common stock on November 9, 2001. Mr. Hendrickson filed such Form 4 with the SEC on January 4, 2002.

                             EXECUTIVE COMPENSATION

Summary of Compensation in Fiscal 2001, 2000 and 1999

         The following Summary Compensation Table sets forth information concerning compensation for services in all capacities awarded to, earned by or paid to each person who served as our Chief Executive Officer at any time during 2001, and our or AxCell's four most highly compensated executive officers other than the Chief Executive Officer who were serving at the end of 2001 and whose aggregate cash compensation exceeded $100,000 at the end of 2001 (collectively referred to as the "Named Executives") during the years ended December 31, 2001, 2000 and 1999.

                                                      SUMMARY COMPENSATION TABLE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Long-Term
                                                          Annual Compensation (1)                 Compensation
                                              ---------------------------------------------           Awards
                                                                                 Other              Securities
  Name and Principal Position                                                    Annual             Underlying         All Other
                                    Year         Salary        Bonus(2)      Compensation(3)         Options        Compensation(4)
                                                   ($)           ($)               ($)                  (#)               ($)
              (a)                   (b)            (c)           (d)               (e)                  (g)               (i)
------------------------------------------------------------------------------------------------------------------------------------
H. Joseph Reiser .............      2001         314,423       100,000          169,663              100,000             6,412
     President and Chief            2000         299,038        84,000          216,927              100,000             5,959
     Executive Officer              1999         275,000        80,000               --                   --             7,005

John D. Rodwell(5)............      2001         194,631        26,907               --                   --             5,802
     President and Chief            2000         185,192        37,038               --                   --             5,471
     Technical Officer of AxCell    1999         182,654        14,400               --                   --             8,610


William F. Goeckeler(6).......      2001         157,450        26,755               --               66,390             5,282
     Vice President of
     Research and Development

Lawrence R. Hoffman...........      2001         219,423        45,311               --               45,500             5,393
     Vice President and Chief       2000          90,673        40,000               --              550,000               129
     Financial Officer

Catherine M. Verna(7).........      2001         144,808        27,474               --               27,300             4,989
     Vice President, General        2000          91,000        18,200               --               80,000             2,794
     Counsel and Corporate
     Secretary

(1) Certain perquisites or personal benefits are not included herein because they did not exceed, in the case of each Named Executive, the lesser of either $50,000 or 10% of total annual salary and bonus reported for the Named Executives.

(2) The amounts disclosed in this column include bonus payments made to each of the Named Executives both in cash and in shares of our common stock. Such payments made in shares of common stock were based upon a fair market value of $3.01 per share of such common stock on December 31, 2001. In fiscal year 2001, the dollar value of such bonus amounts paid in shares of our common stock were as follows: Dr. Rodwell, $12,046; Dr. Goeckeler, $11,978; Mr. Hoffman, $20,286; and Ms. Verna, $12,300.

(3)  The amounts disclosed in this column consist of relocation expenses.

(4) The amounts disclosed in this column include amounts contributed or accrued by us in the respective fiscal years under our Savings Plan, a defined contribution plan which consists of a 401(K) portion and a discretionary contribution portion. In fiscal year 2001, these amounts were as follows: on behalf of Dr. Reiser, $5,100; Dr. Rodwell, $5,100; Dr. Goeckeler, $5,100; Mr. Hoffman, $5,100; and Ms. Verna, $4,891. The amounts disclosed also include insurance premiums paid by the Company with respect to group term life insurance and with respect to fiscal year 2001. They were as follows: on behalf of Dr. Reiser, $1,312; Dr. Rodwell, $702; Dr. Goeckeler, $182; Mr. Hoffman, $293; and Ms. Verna, $98.

(5) Dr. Rodwell also received options to purchase 150,000 shares of the common stock of our subsidiary company, AxCell Biosciences Corporation, during 2001.

(6) Dr. Goeckeler received 40,000 options to purchase shares of our common stock upon his promotion to Vice President, Research and Development in June 2001.

(7)  Ms. Verna resigned from her positions with us effective February 28, 2002.

Option Grants in 2001

         The following table sets forth information concerning individual grants of stock options made during 2001 to each of the Named Executives.

                                               OPTION GRANTS IN LAST FISCAL YEAR

----------------------------------------------------------------------------------------------------------------------
                                     Individual Grants

----------------------------------------------------------------------------------------------------------------------
                                                                                                 Potential Realizable
                                                  Percent of                                            Value at
                                   Number of        Total                                        Assumed Annual Rates
                                   Securities      Options                                             of Stock
                                   Underlying     Granted to                                   Price Appreciation for
                                    Options       Employees     Exercise or                        Option Term (3)
                                    Granted       in Fiscal      Base Price     Expiration  --------------------------
             Name                     (#)          Year(1)      ($/share)(2)       Date
              (a)                     (b)            (c)            (d)            (e)          5% ($)       10%($)
                                                                                                 (f)           (g)
----------------------------------------------------------------------------------------------------------------------

H. Joseph Reiser.............        100,000          13.38          3.49         12/18/11      219,484       556,216

John D. Rodwell(4)...........             --            --            --               --            --            --

William F. Goeckeler.........         40,000           5.35          4.96         06/04/11      124,773       316,199
                                      26,390           3.53          3.49         12/18/11       57,922       146,785

Lawrence R. Hoffman..........         45,500           6.09          3.49         12/18/11       99,865       253,078

Catherine M. Verna(5)........         27,300           3.65          3.49         05/29/02           --            --

-----------

(1) Based on an aggregate of 747,360 options granted to employees in 2001, including options granted to Named Executives.

(2) The exercise price of all stock options granted during the last fiscal year is equal to the average of the high and low sale prices of our common stock as reported on the Nasdaq National Market on the respective dates the options were granted. Options granted to executive officers generally vest over three years at the rate of 33.3% per year beginning on the first anniversary of the date of grant, subject to acceleration under certain conditions. The maximum term of each option granted is ten years from the date of grant.

(3) These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on stock option exercises and common stock holdings are dependent on the future performance of our common stock and overall stock market conditions. There is no assurance that the amounts reflected will be realized.

(4) Mr. Rodwell received options to purchase 150,000 shares of common stock of our subsidiary company, AxCell Biosciences Corporation, during 2001, with an exercise price ranging from $1.25 to $4.63 per share. Such options represent 34% of the total number of options granted to purchase shares of AxCell's common stock in 2001 and will expire beginning in September 2010 to December 2011.

(5) Ms. Verna resigned from her positions with us effective February 28, 2002. The options granted to Ms. Verna during 2001 will expire within 90 days of the date of her termination of employment with us, or May 28, 2002, and were not, nor will such options be, vested as of such date.

Aggregated Option Exercises in 2001 and Year End Option Values

         The following table sets forth information concerning each exercise of options during 2001 by each of the Named Executives and the year end value of unexercised in-the-money options.

                                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                        AND FISCAL YEAR END OPTION VALUES

-------------------------------------------------------------------------------------------------------------------------
                                                                               Number of                   Value of
                                                                         Securities Underlying           Unexercised
                                                                              Unexercised                In-the-Money
                                                                               Options at                 Options at
                                        Shares                                   Fiscal                     Fiscal
                                       Acquired                                 Year-End                 Year-End(1)
                                          on              Value                   (#)                        ($)
                                       Exercise         Realized              Exercisable/               Exercisable/
               Name                      (#)               ($)               Unexercisable              Unexercisable
                (a)                      (b)               (c)                    (d)                        (e)
-------------------------------------------------------------------------------------------------------------------------

H. Joseph Reiser................        15,000           47,332           1,393,334 / 991,666       2,609,618 / 1,587,847

John D. Rodwell.................        15,000           30,255               379,500 / 0                122,066 / 0

William F. Goeckeler............          -                 -               43,465 / 77,790             30,526 / 1,743

Lawrence R. Hoffman.............          -                 -              183,334 / 412,166            1,725 / 3,450

Catherine M. Verna(2)...........          -                 -               26,667 / 80,633             1,035 / 2,070

----------

(1) The dollar values in this column were calculated by determining the difference between the fair market value of our common stock underlying the options at fiscal year end of $3.01 per share, and the exercise price of the options.

(2)  Ms. Verna resigned from her positions with us effective February 28, 2002.

Equity Compensation Plans

         The  following   table  provides   information   about  the  securities
authorized for issuance under our equity compensation plans as of December 31, 2001.

-------------------------------------------------------------------------------------------------------------------
                                               Number of                                  Number of securities
                                           securities to be                             remaining available for
                                              issued upon         Weighted-average       future issuance under
                                              exercise of        exercise price of         equity compensation
                                              outstanding            outstanding             plans (excluding
                                           options, warrants     options, warrants       securities reflected in
           Plan Category(1)(2)                and rights             and rights                column (a))
                                                  (a)                   (b)                         (c)(3)
-------------------------------------------------------------------------------------------------------------------
(i)  Equity compensation plans
     approved by security holders:

     Option Plans(4)..................          2,582,481              $3.94                     1,136,407
     Employee Stock Purchase
     Plan(5)..........................              --                   --                       355,497

(ii) Equity compensation plans not
     approved by
     security holders.................         2,423,630               $2.27                      70,000

Total.................................         5,006,111               $3.13                     1,561,904

----------

(1) Does not include information related to the stock option plan of our subsidiary, AxCell Biosciences Corporation, pursuant to which AxCell may issue options to purchase shares of AxCell's common stock to employees and consultants of AxCell. Additional information regarding the AxCell Biosciences Corporation Stock Option Plan is contained in Footnote (12) to the Notes to Consolidated Financial Statements of Cytogen Corporation and Subsidiaries in our Annual Report on Form 10-K for the period ended December 31, 2001, as filed with the Securities and Exchange Commission on March 28, 2002.

(2) This table excludes an aggregate of 472,157 shares of our common stock issuable under our Cytogen Retirement Savings Plan and Cytogen Corporation Performance Bonus Plan with Stock Payment Program.

(3) In addition to being available for future issuance upon the exercise of options that may be granted after December 31, 2001, all shares available for issuance under our 1999 Non-Employee Director Plan may instead be issued outright to eligible directors thereunder in payment for services rendered to us.

(4) Includes information regarding the following stockholder-approved equity compensation plans: (i) 1988 Non-Employee Director Plan; (ii) 1989 Employee Stock Option Plan; (iii) 1989 Outside Consultant Plan; (iv) 1992 Stock Option Plan; (v) 1995 Stock Option Plan; and (vi) 1999 Non-Employee Director Plan.

(5) Includes 355,497 shares of common stock issuable under our Employee Stock Purchase Plan, under which up to 2,826 shares of our common stock were issuable in connection with the offering period which ended on December 31, 2001.

Equity Compensation Plans Not Approved by Security Holders:

          The  following   describes   the  material   features  of  our  equity
compensation plans that have not been approved by our security holders, as set forth in the above table.

          We have issued options to purchase 2,050,000 shares of our common stock issued outside of any of our equity compensation plans to H. Joseph Reiser, our President and Chief Executive Officer, upon his commencement of his employment with us in August 1998. Such options: (i) vest from time to time and pursuant to the achievement of certain milestones within the discretion of our Board of Directors; (ii) have an exercise price of $1.0937 per share; (iii) terminate on August 18, 2008; and (iv) are subject to equitable adjustment upon the occurrence of certain reorganizations, recapitalizations or similar events. We have also issued options to purchase 300,000 shares of our common stock outside of any of our equity compensation plans to Lawrence R. Hoffman, our Vice President and Chief Financial Officer, upon the commencement of his employment with us in July 2000. Such options were granted on July 10, 2000 and vest at the rate of 33.3% per year beginning on the first anniversary of the date of grant. Such options have an exercise price of $10.141 per share, terminate on July 10, 2010 and are subject to equitable adjustment upon the occurrence of certain reorganizations, recapitalizations or similar events.

          Additionally we have issued options to purchase 10,000 shares of our common stock issued outside any of our equity compensation plans to Kevin G. Lokay, upon his appointment to our Board of Directors in January 2001. Such options have an exercise price of $6.126 per share, expire on January 17, 2011 and vested in full on January 17, 2002. Such options are subject to the same equitable adjustment as are our outstanding shares of common stock and are not afforded anti-dilution protection.

          We have also issued an aggregate of 63,630 warrants to purchase shares of our common stock to various persons and entities in consideration for services rendered by such persons or entities. Such warrants have a weighted average exercise price of $2.27 per share and expire from time to time over the next three years. All such warrants are immediately exercisable.

          We are contractually obligated to issue warrants to purchase an additional 70,000 shares of our common stock to the SCO Group over the next 10 months, which warrants are in consideration for certain services provided by SCO to us and in addition to warrants to purchase 14,000 shares of our common stock previously so issued to SCO and which are included in the above referenced warrants. Such warrants shall be issued at the beginning of each month, have an exercise price equal to 50% above our closing stock price on the last business day of the preceeding month and will expire three years from the date of grant.

Employment   Contracts,   Termination   of  Employment   and   Change-in-Control
Arrangements


         We have executed indemnification agreements with each of our executive officers and directors pursuant to which we have agreed to indemnify such parties to the full extent permitted by law, subject to certain exceptions, if any such party becomes subject to an action because such party is a director, officer, employee, agent or fiduciary of the Company. In general, our employees are covered by confidentiality agreements.

         We entered into an employment agreement with H. Joseph Reiser, Ph.D., our President and Chief Executive Officer, which provides for bonuses and vesting of options for the purchase of shares of our common stock based on continued employment and on the achievement of performance objectives defined by our Board of Directors. Dr. Reiser is also entitled to one year's severance pay equal to his base salary, along with medical and insurance benefits for the same period, if he is dismissed for reasons other than cause.

         We have also entered into Executive Change of Control Severance Agreements with each of Messrs. Becker, Goeckeler and Hoffman and Ms. Kaminsky, which provide, generally, for the payment of twelve months' base salary, a pro-rata portion of such officer's bonus compensation, the continuation of all benefits, reasonable Company-paid outplacement assistance and certain other accrued rights, in the event such officer's employment with us is terminated in connection with a change in control as set forth therein.

Compensation Committee Interlocks And Insider Participation

         During 2001, our Compensation Committee consisted of Robert F. Hendrickson, who served as Chairman, Kevin G. Lokay and S. Leslie Misrock (until Mr. Misrock resigned July 18, 2001). There are no, and during 2001 there were no, Compensation Committee interlocks. In June 1999, we entered into an agreement with S. Leslie Misrock, and others, to reacquire rights for immunotherapy to our PSMA technology by acquiring Prostagen, Inc., of which Mr. Misrock was a principal holder. Mr. Misrock was elected to our Board of Directors in August 1999. In connection with the acquisition, Mr. Misrock and other shareholders of Prostagen received shares of our common stock. We may also issue additional shares upon completion of certain milestones, including up to 450,000 shares of our common stock upon the satisfactory termination of lease obligations assumed in the acquisition; up to 500,000 shares of common stock upon beneficial resolution of other contractual arrangements entered into by Prostagen; and up to an additional $4.0 million in shares of our common stock (calculated at the time of issuance) if certain milestones are achieved in our dendritic cell therapy and PSMA development programs. We are currently determining whether the initial $2.0 million milestone has been met in the first quarter of 2002 based on the progress of the dendritic cell prostate cancer clinical trials being conducted by Northwest Biotherapeutics Inc. (NWBT, NASDAQ).

         In addition, Mr. Misrock, until his death, was a senior partner at Pennie and Edmonds, a New York based intellectual property law firm that represents us in certain intellectual property matters.

Performance Graph

         The following graph compares the cumulative total stockholder return on our common stock with the cumulative total return on the Nasdaq Composite Index and the Nasdaq Pharmaceutical Index (capitalization weighted) for a five year period (January 1, 1997 through December 31, 2001).

                 COMPARISON OF CUMULATIVE TOTAL RETURN(1)(2)(3)

              Among the Company, the Nasdaq Composite Index and the
                           Nasdaq Pharmaceutical Index
                            (Capitalization Weighted)








                            [LINE GRAPH APPEARS HERE]






                              Base
                             Period
        Company/            January      December   December     December    December     December
       Index Name           1, 1997        1997        1998        1999         2000        2001
---------------------      ---------    --------    --------     --------    --------     --------
CYTO.................         $100        $29.55      $15.35       $47.16      $42.62       $54.73
NASDAQ...............         $100       $122.48     $172.70      $320.82     $193.00      $153.15
NASDAQ PHAR..........         $100       $103.05     $130.81      $246.64     $307.65      $262.19

-----------


(1) Graph assumes $100 invested on January 1, 1997 in our common stock, the Nasdaq Composite Index and the Nasdaq Pharmaceutical Index (capitalization weighted).

(2)      Total return assumes reinvestment of dividends.

(3)      Year ended December 31.

Report of the Compensation Committee of the Board of Directors

Policy

         The Compensation Committee of the Board of Directors is responsible for oversight of our executive compensation program. The Compensation Committee is composed entirely of independent, non-employee directors. The Compensation Committee makes recommendations to the full Board of Directors on compensation policy and as to specific compensation actions, except where independent action by the Compensation Committee is appropriate.

         Our compensation program, both for our executive officers as well as for all employees, is based on the philosophy that the interests of the employees should be closely aligned with those of our stockholders. Our 2001 executive compensation program was based on the following principles:

- compensation opportunities should attract the best talent to us, motivate individuals to perform at their highest levels, reward outstanding achievement, and retain the leadership and skills necessary for building long-term stockholder value;

-    a portion of total compensation should be at risk of performance; and

- individual executives should be encouraged to manage from the perspective of owners of the Company.

         Our 2001 compensation program reflected the Compensation Committee's assessment as to appropriate treatment on an individual basis for the Chief Executive Officer and the other Named Executives compared to the prior year levels. We target our overall compensation program at the median level of the biotechnology industry. In addition, compensation for the Named Executives (and other executives), including our CEO, took into account individual responsibility and performance as assessed by the Compensation Committee.

         The compensation program includes a combination of competitive base salary and benefits, annual cash bonus opportunities and stock option awards. The 2001 executive compensation program and a specific discussion as to the compensation of the CEO are set out below.

Annual Compensation for 2001

         Generally,   annual   compensation  of  executive  officers  under  the
executive   compensation   program  for  2001  consisted  of  salary  and  bonus
components.

Base Salary

         In  December   2000,   the   Compensation   Committee   determined  for
recommendation to the full Board of Directors, base salaries and annual incentive opportunities for 2001 for our executives, including the CEO and the other Named Executives.

Bonus

         A portion of 2001 executive officer annual compensation opportunity was based on corporate performance. The Compensation Committee believes that incentive compensation should be linked to corporate financial results and corporate goals. Bonus opportunity levels for 2001 performance were set in advance of the year at a percentage of base salary, with the total amount of the bonus opportunity dependent on the extent to which corporate objectives were achieved and the amount of cash available as determined by the Compensation Committee. At year-end, the Compensation Committee determined the extent to which our financial and corporate objectives had been achieved and applied the appropriate bonus percentage to the respective base salary of each of the Named Executives. The amounts approved on the Compensation Committee's recommendations were less than target amounts. We issued to each of Mr. Rodwell, Mr. Goeckeler, Mr. Hoffman and Ms. Verna, 4,937, 4,909, 8,314 and 5,041 registered shares of our common stock, respectively, as part of each such individual's 2001 bonus compensation.

Long Term Compensation - Stock Options

         The  Compensation   Committee   believes  that  stock  options  are  an
appropriate means to link our employees' interests with those of our stockholders. Stock option awards are designed primarily to provide strong incentives for superior longer-term performance and continued retention. Because the Compensation Committee believes that corporate performance is one of the principal factors influencing the market value of our common stock, the granting of stock options to our executive officers encourages them to work to achieve consistent improvements in corporate performance. Options only have value to the recipient when the price of our common stock exceeds the exercise price, which is not less than the fair market value of our common stock at the date of grant.

         Option grants are set taking into account the comparison of practices at peer groups, an individual's level of responsibility and furtherance of corporate objectives, and the amount and terms of past stock option awards. The Compensation Committee also took into account in its review of option grants the fact that we have no other long term incentive program, and believes that options are important to retain executives and promote steps to build long term value.

Compensation of the Chief Executive Officer

         Dr. Reiser's salary for 2001 was set on the recommendation of the Compensation Committee and was believed to be an appropriate level of base compensation in view of compensation levels paid by the industry, in view of Dr. Reiser's experience, and considering our continuing accomplishments under his leadership during the year. The year end bonus in the amount of $100,000 was based on the Compensation Committee's judgment as to achievement of his objectives compared to a target amount set by the Compensation Committee in advance of the year. During 2001, Dr. Reiser's salary was $315,000. The Committee has approved an increase of $10,000 to $325,000 for 2002.

Federal Income Tax Considerations

         Section 162(m) of the Internal Revenue Code of 1986, as amended, or the "Code," generally disallows a federal income tax deduction to public companies for certain compensation over $1 million paid to its chief executive officer and four other most highly compensated executive officers. Certain compensation, including compensation based on performance, is not subject to this limit if certain conditions are met, primarily, that the compensation is based on objective performance criteria approved by stockholders. The compensation payments must also be made pursuant to a plan administered by a committee of outside directors. The Compensation Committee must certify that the performance goals were achieved before payments can be awarded.

         The Compensation Committee believes that our executive compensation program is consistent with the requirements of Section 162(m). Our regular stock option plans under which options may be granted to executive officers have been approved by our stockholders and we believe such plans should qualify for the exclusion from the deduction limits. Base salary, annual bonuses and certain other compensation amounts disclosed in the summary compensation table do not qualify for the exclusion from the $1 million limit but such amounts of compensation are not expected to exceed the deduction limits. The Compensation Committee will consider appropriate steps in the future, including stockholder approval, to maintain deductions for our incentive compensation plans to the greatest extent practical while maintaining flexibility to take actions which it deems in our best interests and in the best interests of our stockholders but which may result in certain compensation not qualifying for tax deductions.

         The Compensation Committee believes that performance should be rewarded, that the financial interests of the executive officers should be aligned with the stockholders, and that compensation should be competitive. We have structured the compensation we pay to meet these criteria.

         The foregoing report on compensation is provided by the following outside directors, who constituted the Compensation Committee as of December 31, 2001.


                                           Robert F. Hendrickson, Chairman
                                           Kevin G. Lokay, Member

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         There were, as of March 31, 2002, approximately 4,352 holders of record and approximately 51,223 beneficial holders of our common stock. The following table sets forth certain information, as of March 31, 2002, with respect to holdings of our common stock by: (i) each person known by us to be the beneficial owner of more than 5% of the total number of shares of our common stock outstanding as of such date, based upon currently available Schedules 13D and 13G filed with the SEC, (ii) each of our directors (which includes all nominees) and Named Executives, and (iii) all directors and executive officers as a group.

                                                                 Amount and Nature of             Beneficial
     Name and Address of Beneficial Owner(1)                         Ownership(1)             Percent of Class(2)
-------------------------------------------------------          --------------------         -------------------
(i)  Certain beneficial owners:

     The State of Wisconsin Investment Board
     121 East Wilson Street
     Madison, Wisconsin  53707.........................                4,790,665                       6%

(ii) Directors (which includes all nominees) and Named
     Executives:

     H. Joseph Reiser..................................                1,853,008(3)                    2%

     John E. Bagalay, Jr...............................                  160,000(3)                    *

     Stephen K. Carter.................................                   31,800(3)                    *

     James A. Grigsby..................................                  176,050(3)                    *

     Robert F. Hendrickson.............................                   60,600(3)                    *

     Kevin G. Lokay....................................                   16,794(3)                    *

     William F. Goeckeler..............................                   50,759(3)                    *

     Lawrence R. Hoffman...............................                  200,195(3)                    *

     John D. Rodwell...................................                  444,437(3)                    *

     Catherine M. Verna................................                   35,597(3)                    *

(iii)All directors and executive officers as a
     group (12 persons)................................                3,104,598(3)                    4%

----------

* Indicates amount is less than 1%.

(1) Except as set forth in the footnotes to this table and subject to applicable community property law, the persons and entities named in this table have sole voting and investment power with respect to all shares.

(2) Percent of class for each person and all executive officers and directors as a group is based on 82,514,676 shares of our common stock outstanding on March 31, 2002 and includes shares subject to options held by the individual or the group, as applicable, which are exercisable or become exercisable within 60 days following such date.

(3) Includes shares of our common stock which the following persons have the right to acquire upon the exercise of stock options, within 60 days of March 31, 2002, as follows: Dr. Reiser: 1,843,334; Dr. Bagalay: 140,956; Dr. Carter: 19,674; Mr. Grigsby: 121,600; Mr. Hendrickson: 40,600; Mr.
     Lokay:  13,333;  Dr. Goeckeler:  43,465; Mr. Hoffman:  183,334;  Ms. Verna:
     26,667; and Mr. Rodwell: 379,500.

Certain Relationships and Related Transactions

         The members of our Compensation Committee during 2001 were Robert F. Hendrickson (Chairman), Kevin G. Lokay and S. Leslie Misrock (until July 18,
2001). None of these gentlemen were officers or employees of the Company while serving on the Compensation Committee. For Related Transactions information relating to Mr. Misrock, please see "EXECUTIVE COMPENSATION - COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION."

    PROPOSED AMENDMENTS TO THE 1995 STOCK OPTION PLAN, THE 1999 NON-EMPLOYEE
                    DIRECTOR STOCK OPTION PLAN, AND BY-LAWS

The 1995 Stock Option Plan

General

         On March 28, 1995, the Board of Directors approved and, on May 23, 1995, our stockholders adopted, the 1995 Stock Option Plan, the "1995 Plan". The 1995 Plan currently provides for the grant of options to purchase a maximum of 4,502,635 shares of our common stock to eligible employees and consultants.

         The following is a summary description of the 1995 Plan as it currently exists without giving effect to the proposed amendment, and is qualified in its entirety by the full text of the 1995 Plan. The full text of the 1995 Plan may be obtained by our stockholders upon request to the office of our Corporate Secretary.

         A Committee, designated by our Board of Directors, the "Committee", is authorized to, among other things, interpret and administer the 1995 Plan, to select employees or eligible consultants to whom options will be granted, to determine the time when options will be granted and the terms and provisions of the options (which may differ from one another), and to adopt and make changes in the rules and regulations for carrying out the 1995 Plan. The Committee shall be composed of not less than two outside directors who are also non-employee directors and who are not eligible to participate in the 1995 Plan.

         Our Board of Directors may amend the 1995 Plan, except that stockholder approval is required to: (i) increase the maximum number of shares of common stock that may be issued on exercise of options granted under the 1995 Plan, with certain exceptions; (ii) change the categories of persons eligible to receive options; (iii) increase the limit on the number of shares that may be granted per optionee; or (iv) modify the provisions of Section 7(a)(i) as it relates to the prohibition of granting options with an exercise price that is less than the fair market value of the underlying common stock on the date of grant.

         Options may be granted under the 1995 Plan only to persons who at the date of grant either (i) are employees or eligible consultants or (ii) have agreed to become employees or eligible consultants, and, in either case, are determined by the Committee to be of substantial importance to us or any of our subsidiaries. Options granted to persons who are not yet employees or eligible consultants at the date of grant may not be exercised until the optionee has become an employee or eligible consultant, and shall expire if the optionee fails to commence service as an employee or eligible consultant within six months (or such other period as the Committee may determine) after the date of grant.

         The mere grant of an option does not require any consideration from the optionee. The Committee may, in its discretion, provide that payment of the exercise price of an option may be made in cash or check. Options will be exercisable over a period to be designated by the Committee, but not prior to six months or more than ten years (or five years for certain incentive stock options) after the date of grant. Except as otherwise determined by the Committee, options granted under the 1995 Plan will be exercisable only while the optionee is employed by us and within three months after termination of employment generally or within 12 months after termination of employment by reason of death or disability.

         No eligible employee may be granted options to purchase more than 200,000 shares in any one calendar year. Under the 1995 Plan, eligible Optionees may be granted either ISOs or NQSOs. ISOs are intended to be "incentive stock options" under Section 422 of the Code and NQSOs are those options which do not qualify under Section 422 of the Code. Under the Code, the exercise price of an ISO must be at least equal to 100% of the fair market value of the shares of common stock on the date of grant, although the exercise price of a NQSO may be less than such fair market value. The aggregate fair market value (determined at the time an option is granted) of the common stock with respect to which ISOs are first exercisable by an optionee during any calendar year may not exceed $100,000.

         Options granted under the 1995 Plan are not transferable other than by will or by operation of the laws of descent and distribution, and are exercisable to the extent vested at any time prior to the scheduled expiration date of the option. In the event of the death of an optionee, the option may be exercisable by his estate. If an option expires or is cancelled or surrendered without being exercised in full, the number of shares as to which the option is not exercised will once again become shares as to which new options may be granted. The 1995 Plan became effective as of March 28, 1995, and will remain in effect for ten years thereafter (March 28, 2005), or until sooner terminated by our Board of Directors.

         Unless otherwise determined by our Board of Directors, our issuance of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or on conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of common stock then subject to outstanding options.

         If as a result of (i) our reorganization or liquidation or (ii) reclassification of our capital stock, or (iii) our consolidation or merger with or into another corporation, or sale of all or substantially all the assets of ours (such reorganization or liquidation or reclassification of our capital stock, or a merger, consolidation or sale of the type described in this subsection being a "Corporate Transaction") while an option is outstanding, the holders of the common stock become entitled to receive, with respect to their common stock, securities or assets other than, or in addition to, their common stock, upon exercise of that option, the holder will receive what the holder would have owned if the holder had exercised the option immediately before the Corporate Transaction which occurred while the option was outstanding and had not disposed of anything the holder would have received as a result of that and all subsequent Corporate Transactions.

Previously Granted Options Under the 1995 Plan

         As of March 31, 2002, we had granted options to purchase an aggregate of 3,518,334 shares of common stock (net of cancellations) under the 1995 Plan at a weighted average exercise price of $3.18 per share. As of March 31, 2002, 1,008,008 options to purchase shares were vested and 1,575,442 options to purchase shares have been exercised under the 1995 Plan. The following table sets forth information as of March 31, 2002 concerning options granted under the 1995 Plan to (i) the Named Executives; (ii) all current executive officers as a group; (iii) all current directors who are not executive officers as a group(1);
(iv) each nominee for election as a director(1); (v) each associate of any of such directors, executive officers or nominees; (vi) each person who has received or is to receive 5% of such options or rights; and (vii) all employees, including all current officers who are not executive officers, as a group(1):

                                               Options Granted
                                            (Net of Cancellation)
                                                    through              Weighted Average
              Name(1)                           March 31, 2002            Exercise Price          Expiration Date
---------------------------------------     --------------------         ----------------         ---------------
(i)   The Named Executives:

       H. Joseph Reiser..............                400,000                   $2.15              8/2008 - 12/2011

       John D. Rodwell...............                322,000                   $3.81               7/2005 - 1/2008

       William F. Goeckeler..........                174,960                   $2.76             12/2007 - 12/2011

       Lawrence R. Hoffman...........                295,500                   $7.89              7/2010 - 12/2011

       Catherine M. Verna(2).........                 26,667                   $4.92                    5/2002

(ii)   All current executive officers as
       a group (7 persons)............             1,405,517                   $4.01              5/2002 - 12/2011

(iii) All employees, including all
      current officers who are not
      executive officers, as a group..             3,518,334                   $3.18              5/2002 - 12/2011

----------

(1) Participation in the 1995 Plan is limited to our employees and eligible consultants, therefore directors (other than H. Joseph Reiser) are not eligible to participate.

(2)  Ms. Verna resigned from her positions with us effective February 28, 2002.

         As of March 31, 2002, the market value of our common stock underlying the 1995 Plan was $2.14 per share.

The 1999 Non-Employee Director Plan

General

         The following is a summary description of the 1999 Non-Employee Director Plan, (the "Director Plan"), as it currently exists without giving effect to the proposed amendment, and is qualified in its entirety by the full text of the Director Plan. The full text of the Director Plan may be obtained by our stockholders upon request to the office of our Corporate Secretary.

         On April 1, 1999, the Board of Directors approved and, on June 16, 1999, the stockholders adopted, the Director Plan. The Director Plan currently provides for the grant of options to purchase a maximum of 500,000 shares of our common stock to non-employee directors, of whom there are five.

         Pursuant to the Director Plan, each non-employee director receives an initial grant of options on the date of appointment equal to a pro-rata portion of 20,000 shares of our common stock, based upon the number of months remaining from the date of election until the one year anniversary of the preceding annual meeting. In addition, on the day following each annual meeting of the stockholders, each individual who is elected as a non-employee director shall automatically be granted options to purchase 10,000 shares of our common stock. The Chairman of the Board, unless the Compensation Committee determines otherwise, receives an additional grant of 15,000 options to purchase shares of our common stock on the date of each annual meeting. Options granted under the Director Plan are exercisable at a price equal to the average of the high and low sale prices of the common stock as reported on the Nasdaq National Market on the date of grant and vest in full (i.e., first become exercisable) at the first anniversary of the option grant date. Each director's outstanding options also become immediately exercisable in full: (i) upon the occurrence of a change of control of the Company; (ii) upon death or disability; or (iii) upon resignation or retirement after age 55.

         In  addition,   at  our  2001  Annual  Meeting  of  Stockholders,   our
stockholders adopted a proposal to amend the Director Plan to provide that non-employee directors shall receive, at the sole discretion of and after formal action by our Board of Directors, such number of shares of common stock that is equal to each such director's cash compensation (including, but not limited to, annual service fees, fees payable for Board and committee meetings attended and fees for committees chaired), (the "Cash Component") divided by the fair market value of our common stock as of the date of issuance of such shares, (the "Compensation Shares"), which date shall be no earlier than the date on which the applicable Cash Component compensation becomes due and payable by us. Compensation Shares shall not be issued for services not yet rendered by such directors to us. Such amendments to the Director Plan further provide that in the event the Board of Directors elects to issue Compensation Shares, such eligible Directors shall receive Compensation Shares until, absent additional board action, at least such time as: (i) such director owns twenty thousand (20,000) shares of our common stock, excluding options or other rights to acquire shares of our common stock, whether exercisable or unexercisable; or
(ii) if fewer than 20,000 shares are so owned, such smaller number of shares has a fair market value of in excess of one hundred thousand dollars ($100,000), excluding the value, if any, of options to purchase common stock, whether exercisable or unexercisable, or other rights to acquire our common stock. Upon achieving either of such milestones (i) or (ii) above, each such director may, at his or her option, elect to cease receiving his or her Cash Component to which he or she is entitled in shares of our common stock under the Plan;
provided, however, that such director must make such election by providing notice of such election to us in a timely manner. In October 2001, our Board of Directors took appropriate actions to implement the payment of director compensation in Compensation Shares.

         Each option provided for in the Director Plan shall be granted automatically and without further action by us, our Board of Directors or our stockholders. Promptly after the date of grant of each option provided for in the Director Plan, we shall cause an option agreement to be executed and delivered to the holder of the option. No other options may be granted at any time under the Director Plan.

         Options may not be transferred except by will or by the laws of descent and distribution and are exercisable to the extent vested at any time prior to the scheduled expiration date of the option. The Director Plan terminates on the earlier of June 16, 2009 or at such time as all shares of our common stock currently or hereafter reserved for issuance shall have been issued, unless sooner terminated by the Board of Directors.

         In the event that our common stock shall be subdivided or combined into a greater or smaller number of shares or if we shall issue any shares of common stock as a stock dividend on our outstanding common stock, the number of shares of common stock deliverable upon the exercise of options granted under the Director Plan shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend. In the event that we are to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of our assets or otherwise, each option granted under the Director Plan which is outstanding but unvested as of the effective date of such event shall become fully exercisable.

         Our Board of Directors may, at any time and from time to time, modify or amend the Director Plan in any respect effective at any date the Board of Directors determines; provided, that without the approval of our stockholders, the Board of Directors may not: (i) except as provided in Section 8 of the Director Plan, increase the maximum number of shares of our common stock which may be issued on exercise of Options or the payment of Compensation Shares granted under the Director Plan; (ii) change the provisions of Section 6 or
Section 7 of the Director Plan; or (iii) change the categories of persons eligible to receive options or Compensation Shares under the Director Plan. No modification or amendment of the Director Plan will, without the consent of the holder of an outstanding Option or Compensation Shares, adversely affect the holder's rights under that Option or with respect to such Compensation Shares.

Previously Granted Options Under the Director Plan

         As of March 31, 2002, we had granted options to purchase an aggregate of 271,666 shares of common stock (net of cancellations) under the Director Plan at a weighted average exercise price of $3.60 per share. As of March 31, 2002, 167,940 options to purchase shares were vested and 10,726 options to purchase shares had been exercised under the Director Plan. The following table sets forth information as of March 31, 2002 concerning options granted under the Director Plan to (i) the Named Executives(1); (ii) all current executive officers as a group(1); (iii) all current directors who are not executive officers as a group; (iv) each nominee for election as a director; (v) each associate of any of such directors, executive officers or nominees; (vi) each person who has received or is to receive 5% of such options or rights; and (vii) all employees, including all current officers who are not executive officers, as a group(1):

                                            Options Granted
                                         (Net of Cancellation)
                                                through                Weighted Average
             Name(1)                         March 31, 2002             Exercise Price            Expiration Date
---------------------------------        ---------------------         ----------------           ---------------
(iii)All current directors who
     are not executive officers
     as a group (5 persons)......                222,333                     $3.68                6/2009 - 6/2011

(iv)All current nominees for
     election as a director:

     James A. Grigsby............                 86,000                     $3.67                6/2009 - 6/2011

     John E. Bagalay.............                 41,000                     $3.54                6/2009 - 6/2011

     Stephen K. Carter...........                 41,000                     $3.54                6/2009 - 6/2011

     Robert F. Hendrickson.......                 41,000                     $3.54                6/2009 - 6/2011

     Kevin G. Lokay..............                 13,333                     $4.94                1/2011 - 6/2011

     H. Joseph Reiser, Ph.D(2)...                  --                           --                      --

----------

(1)  Participation   in  the  Director  Plan  is  limited  to  our  non-employee directors, therefore the Named Executives, executive officers and our employees are not eligible to participate.

(2) As an executive officer, Mr. Reiser is not eligible to participate in the Director Plan.

          As of March 31, 2002, the market value of our common stock underlying the Director Plan was $2.14 per share.

Background Regarding By-Laws

General

         The By-Laws were last amended by our Board of Directors on June 19, 2001. The By-Laws generally provide that our property, business and affairs shall be managed and controlled by our Board of Directors. The Board of Directors shall exercise all of the powers and duties conferred by law except as provided by the Certificate of Incorporation or the By-Laws. Copies of the By-Laws may be obtained by our stockholders upon request to the office of our Corporate Secretary.

Federal Income Tax Treatment of the 1995 Plan and Director Plan

         The following is a summary of the United States federal income tax consequences that generally will arise with respect to awards granted under the 1995 Plan and/or the Director Plan and with respect to the sale of our common stock acquired under such plans. This summary is based on the federal tax laws in effect as of the date of this Proxy Statement. Changes to these laws could alter the tax consequences described below.

         The options issued or to be issued under the 1995 Plan may be designated as either incentive stock options (ISOs) or non-qualified stock options (NQSOs), and options under the Director Plan may only be designated as NQSOs.

         In general, a participant will not recognize taxable income upon the grant or exercise of an ISO. Instead, a participant will recognize taxable income with respect to an ISO only upon the sale of common stock acquired through the exercise of the option, or "ISO Stock". The exercise of an ISO, however, may subject the participant to the alternative minimum tax.

         Generally, the tax consequences of selling ISO Stock will vary depending on the date on which it is sold. If the participant sells ISO Stock more than two years from the date the option was granted and more than one year from the date the option was exercised, then the participant will recognize long-term capital gain in an amount equal to the excess of the sale price of the ISO Stock over the exercise price.

         If the participant sells ISO Stock prior to satisfying the above waiting periods, then all or a portion of the gain recognized by the participant will be ordinary compensation income and the remaining gain, if any, will be a capital gain. This capital gain will be a long-term capital gain if the participant has held the ISO Stock for more than one year prior to the date of sale.

         If a participant sells ISO Stock for less than the exercise price, then the participant will recognize capital loss in an amount equal to the excess of the exercise price over the sale price of the ISO Stock. This capital loss will be a long-term capital loss if the participant has held the ISO Stock for more than one year prior to the date of sale.

         NQSOs are taxed pursuant to Section 83 of the Code. If a NQSO is granted in connection with the performance of services and has a "readily ascertainable fair market value" at the time of the grant, the optionee will be deemed to have received compensation income in the year of grant in an amount equal to the excess of the fair market value of the option at the time of grant over the amount, if any, paid by the optionee for the option. However, a NQSO generally has "readily ascertainable fair market value" only when the option is actively traded on an established market and when certain stringent Code requirements are met.

         If the option does not have a readily ascertainable fair market value at the time of the grant, the option is not included as compensation income at that time. Rather, the optionee realizes ordinary compensation income only when the option is exercised and the optionee has become substantially vested in the shares transferred. The shares are considered to be substantially vested when they are either transferable or not subject to a substantial risk of forfeiture. The amount of ordinary compensation income realized is equal to the excess of the fair market value of the shares at the time the shares become substantially vested over the sum of the exercise price plus the amount, if any, paid by the optionee for the option.

         If a NQSO is exercised through payment of the exercise price by the delivery of common stock, to the extent that the number of shares received by the optionee exceeds the number of shares surrendered, ordinary compensation income will be realized by the optionee at that time equal to the difference between the fair market value of such excess shares and the tax basis (generally zero) of such excess shares. We are generally entitled to a tax deduction with respect to any ordinary compensation income recognized by a participant under the 1995 Plan. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

         Generally, the optionee's basis in the shares will be the exercise price plus the optionee's basis in the option. The optionee's basis in the option is equal to the sum of the compensation income realized at the time of grant or exercise, whichever is applicable, and the amount, if any, paid by the optionee for the option. In the compensatory option context, optionees normally pay nothing for the grant of the option so the basis in the option will usually be the amount of ordinary compensation income realized at the time of grant or exercise. Thus, the optionee's basis in the shares will generally be equal to the exercise price of the option plus the amount of ordinary compensation income realized by the optionee. The capital gain or loss will be short-term if the shares are disposed of within one year after the option is exercised, and long-term if the shares are disposed of more than one year after the option is exercised.

         If a NQSO is taxed at the time of grant and expires or lapses without being exercised, it is treated in the same manner as the lapse of an investment option. The lapse is deemed to be a sale or exchange of the option on the day the option expires or lapses and the amount of income realized by the optionee is zero. The optionee recognizes a capital loss in the amount of the optionee's basis (ordinary compensation income realized at the time of the grant plus the amount, if any, paid by the optionee for the option) in the option at the time of the lapse. This capital loss is short-term or long-term, depending on the optionee's holding period in the option.

         If a NQSO is not taxed at the time of grant and expires or lapses without being exercised, the optionee will have no federal income tax consequences unless the optionee paid for the option. In such case, the optionee would recognize a capital loss in the amount of the price paid by the optionee for the option. This capital loss is short-term or long-term, depending on the optionees holding period in the option.

Reasons for and General Effect of Proposed Amendments to the 1995 Plan, the Director Plan and By-Laws

         Our Board of Directors has approved certain amendments to the 1995 Plan, the Director Plan and By-Laws which further restrict our ability, without the approval of a majority of our stockholders, to: (a) grant stock appreciation rights with an exercise price that is less than the fair market value of the underlying common stock; or (b) effectively amend or replace certain outstanding equity-based awards in a manner that would result in lower exercise prices, accelerated vesting schedules or the issuance of restricted stock.

         On January 18, 2002, we entered into a common stock purchase agreement with the State of Wisconsin Investment Board, pursuant to which we issued and sold, 2,970,665 shares of our common stock for aggregate proceeds to us of approximately $8.0 million.

         Under the terms of the share purchase agreement, we were required to adopt, subject to stockholder approval, amendments to the Director Plan, the 1995 Plan and the By-Laws, (the "Amendments"), to provide that, unless approved by the holders of a majority of the shares present and entitled to vote at a duly convened meeting of stockholders, we shall not:

         (a) grant any stock option, including stock appreciation right, with an exercise price that is less than 100% of the fair market value of the underlying stock on the date of grant;

         (b) reduce the exercise price of any stock option, including stock appreciation right, outstanding or to be granted in the future; cancel and re-grant options at a lower exercise price (including entering into any "6 month and 1 day" cancellation and re-grant scheme), whether or not the cancelled options are put back into the available pool for grant; replace underwater options with restricted stock in an exchange, buy-back or other scheme; or replace any options with new options having a lower exercise price or accelerated vesting schedule in an exchange, buy-back or other scheme; or

          (c) amend or repeal such Amendments or the requirement for such Amendments.

          Our Board of Directors approved amended versions of the 1995 Plan, the Director Plan and the By-Laws incorporating provisions of such Amendments that were not already set forth under the 1995 Plan, the Director Plan or the By-Laws on June 19, 2001. Accordingly, the proposed amendments to the 1995 Plan, the Director Plan and the By-Laws provide that without the approval of a majority of our stockholders, we shall not: (a) grant stock appreciation rights with an exercise price that is less than the fair market value of the underlying common stock; or (b) effectively amend or replace certain outstanding equity-based awards in a manner that would result in lower exercise prices, accelerated vesting schedules or the issuance of restricted stock.

         We agreed to submit such proposed amendments to the 1995 Plan, the Director Plan and the By-Laws to our stockholders for approval at our 2002 Annual Meeting of Stockholders.

         The Board of Directors recommends a vote FOR the approval of the Amendments to the 1995 Plan, the Director Plan and the By-Laws.

                   INFORMATION CONCERNING INDEPENDENT AUDITORS

         Arthur Andersen LLP has served as our independent public accountants since 1982. Our Board of Directors has no reason to question the quality or integrity of the audit and other assurance services provided by Andersen during this time. However, during the past several months our Board has been monitoring, and will continue to monitor, ongoing developments relating to the investigation of Andersen and criminal allegations that have been brought against the firm. In consideration of these developments, our Board has asked management to hold discussions with other auditing firms, and these discussions are ongoing as of the date hereof. Following these discussions, our Board may engage another firm for auditing services beginning in 2002. We have requested that a representative from Andersen attend our 2002 Annual Meeting of Stockholders. Such representative will have an opportunity to make a statement, if he or she desires, and will be available to respond to appropriate questions from stockholders.

                             STOCKHOLDERS' PROPOSALS

         Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2003 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit their proposal to us at our offices at 600 College Road East, CN 5308, Princeton, New Jersey, 08540, attention H. Joseph Reiser not later than January 9, 2003.

         Stockholders who intend to present a proposal at such meeting without inclusion of such proposal in our proxy materials pursuant to Rule 14a-8 under the Exchange Act are required to provide advanced notice of such proposal to us at the aforementioned address not later than March 25, 2003.

         If we do not receive notice of a stockholder proposal within this timeframe, our management will use its discretionary authority to vote the shares they represent, as our Board of Directors may recommend. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these other applicable requirements.

                    HOUSEHOLDING OF ANNUAL MEETING MATERIALS

         The SEC has also recently adopted a "householding" rule which we intend to implement for future stockholder communications. This rule permits us to deliver a single proxy or information statement to a household, even though two or more stockholders live under the same roof or a stockholder has shares registered in multiple accounts. This rule enables us to reduce the expense of printing and mailing associated with proxy statements and reduces the amount of duplicative information you may currently receive. If this rule applies to you and you wish to continue receiving separate proxy materials without participating in the "householding" rule, please check the designated box on the enclosed proxy card. If we do not hear from you within 60 days, we will assume that we have your implied consent to deliver one set of proxy materials under the new rule. This implied consent will continue for as long as you remain a stockholder of the company, unless you inform us in writing otherwise. If you revoke your consent, we will begin sending separate copies within 30 days of the receipt of your revocation.

         Some banks, brokers and other nominee record holders are already "householding" proxy statements and annual reports. This means that only one copy of our proxy statement or annual report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you write us at 600 College Road East CN-5308, Princeton, New Jersey 08540, or call us at (609) 750-8200. If you want to receive separate copies of the annual report and proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and phone number.

                                  OTHER MATTERS

         Our Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above, and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, we intend that holders of the proxies will vote thereon in their discretion.

                                     GENERAL

         The accompanying proxy is solicited by and on behalf of our Board of Directors, whose notice of meeting is attached to this Proxy Statement, and the entire cost of such solicitation will be borne by us.

         In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. We will reimburse such persons for their reasonable expenses in connection therewith.

         Certain information contained in this Proxy Statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

         WE WILL FURNISH, WITHOUT CHARGE, A COPY OF OUR REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2001, INCLUDING CONSOLIDATED FINANCIAL STATEMENTS BUT NOT INCLUDING EXHIBITS, TO EACH OF OUR STOCKHOLDERS OF RECORD ON APRIL 22, 2002, AND TO EACH BENEFICIAL STOCKHOLDER ON THAT DATE UPON WRITTEN REQUEST MADE TO MR. H. JOSEPH REISER, PRESIDENT & CHIEF EXECUTIVE OFFICER, CYTOGEN CORPORATION, 600 COLLEGE ROAD EAST, CN 5308, PRINCETON, NEW JERSEY 08540. A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.

         PLEASE  DATE,   SIGN  AND  RETURN  THE  PROXY  CARD  AT  YOUR  EARLIEST
CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

                                      By Order of the Board of Directors



                                      /s/ H. Joseph Reiser
Princeton, New Jersey                 H. Joseph Reiser
May 9, 2002                           President and Chief Executive Officer

                                  COMMON STOCK
                              CYTOGEN CORPORATION

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
            OF THE CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS

         The undersigned hereby constitutes and appoints H. Joseph Reiser and Lawrence R. Hoffman, and each of them, his or her true and lawful agent and proxy with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of Cytogen Corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at The Radisson Hotel, Route One at Ridge Road, Princeton, New Jersey at 11:00 a.m., local time, on Tuesday, June 18,
2002, and at any adjournment or adjournments thereof, upon the following proposals more fully described in the Notice of Annual Meeting of Stockholders and Proxy Statement for the Meeting (receipt of which is hereby acknowledged).

         This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR proposals 1 and 2.

                  (continued and to be signed on reverse side)

                 Please Detach and Mail In the Envelope Provided

A [X] Please mark your votes as in this example.


                  FOR    WITHHELD
1. ELECTION OF                       Nominees:
   DIRECTORS.     [  ]     [  ]      James A. Grigsby      Stephen K. Carter
                                     H. Joseph Reiser      Robert F. Hendrickson
                                     John E. Bagalay, Jr.  Kevin G. Lokay

 VOTE FOR all the nominees listed at right;
 except vote withheld from the following
 nominee(s) (if any).

 -----------------------------------------------------

2. APPROVAL OF PROPOSAL TO AMEND, AS REQUIRED, THE COMPANY'S 1995 STOCK OPTION PLAN, 1999 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN AND BY-LAWS, AS APPLICABLE, TO PROVIDE THAT WITHOUT THE APPROVAL OF A MAJORITY OF THE COMPANY'S STOCKHOLDERS, THE COMPANY SHALL NOT:

                 FOR              AGAINST              ABSTAIN
                 [  ]               [  ]                 [  ]


     (i) GRANT STOCK APPRECIATION RIGHTS WITH AN EXERCISE PRICE THAT IS LESS THAN THE FAIR MARKET VALUE OF THE UNDERLYING COMMON STOCK; OR

     (ii) EFFECTIVELY AMEND OR REPLACE CERTAIN OUTSTANDING EQUITY-BASED AWARDS IN A MANNER THAT WOULD RESULT IN LOWER EXERCISE PRICES, ACCELEREATED VESTING SCHEDULES OR THE ISSUANCE OF RESTRICTED STOCK. 3 In his or her discretion, the proxy is authorized to vote upon other matters as may properly come before the Meeting. I will I will not attend the Meeting.

3. In his or her discretion, the proxy is authorized to vote upon other matters as may properly come before the Meeting.

               I will               I will not               attend the Meeting.
                [  ]                   [  ]



***                             HOUSEHOLDING                                 ***

If you wish to continue receiving separate proxy materials without participating in the "householding" rule, as described on page 30 of our accompanying proxy statement, please check the box below. If we do not hear from you within 60 days, we will assume that we have your implied consent to deliver one set of proxy materials under the new rule. This implied consent will continue for as long as you remain a shareholder of the Company, unless you inform us in writing otherwise. If you revoke your consent, we will begin sending separate copies within 30 days of the receipt of your revocation.

            [  ] I do not wish to participate in "householding".


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

Signature of Common Stockholder_______________________


Signature of Common Stockholder_______________________      Dated: ____________
                                  IF HELD JOINTLY


Note: This proxy must be signed exactly as the name appears hereon. When shares are held by joint tenants, both should sign. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person.

                                   APPENDIX A

                              AMENDED AND RESTATED

                         1999 NON-EMPLOYEE DIRECTOR PLAN

                              CYTOGEN CORPORATION

                  AMENDED AND RESTATED 1999 STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS


1.   Purpose; Effective Date.

     (a) The purposes of this Plan are to further the interests of Cytogen Corporation (the "Company") by retaining the services of persons now serving as non-employee Directors of the Company, attracting and retaining the services of persons capable of serving on the Board of Directors of the Company, and by providing such persons with an incentive that aligns their interests with the interests of the Company's shareholders.

     (b) This Plan will become effective on approval of the Plan by the affirmative vote of the majority of shares present in person or represented by proxy at a meeting of the shareholders of the Company and cast on the proposal for approval of the Plan.

2.   Definitions.

     Whenever used in this Plan, the following terms will have the meanings set forth in this Section:

     "Board of Directors" means the Board of Directors of the Company.

     "Cash Component" means director cash compensation, including but not limited to annual services fees, fees payable for board and committee meetings attended and fees for committees chaired.

     "Code" means the United States Internal Revenue Code of 1986, as amended.

     "Common Stock" means the common stock, par value $.0l per share, of the Company.

     "Compensation Shares" means any shares of Common Stock issued to Eligible Directors hereunder in payment of such Eligible Director's Cash Component of compensation.

     "Date of Grant" means with respect to any Option the date the Option will become effective under the provisions of this Plan.

     "Disability" means inability of a Director to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which reasonably can be expected to last for a continuous period of not less than six months.

     "Eligible Director" means, as of any time, a person who is a director of the Company but is not then an Employee.

     "Employee" means any person employed by the Company (including, without limitation, a person employed by the Company who is also an officer or director of the Company).

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and rules and regulations promulgated thereunder.

     "Exercise Price" means with respect to any Option the price per share which must be paid upon exercise of the Option.

     "Fair Market Value" means (i) if the Common Stock is traded in a market in which actual transactions are reported, the average of the high and low prices at which the Common Stock is reported to have traded on the relevant date in all markets on which trading in the Common Stock is reported, or if there is no reported sale of the Common Stock on the relevant date, the mean of the highest reported bid price and lowest reported asked price for the Common Stock on the relevant date, (ii) if the Common Stock is Publicly Traded but only in markets in which there is no reporting of actual transactions, the mean of the highest reported bid price and the lowest reported asked price for the Common Stock on the relevant date, or (iii) if the Common Stock is not Publicly Traded, the value of a share of Common Stock as determined by the most recent annual valuation prepared by an independent expert at the request of the Board of Directors.

     "Major Event" means when (i) the Company enters into one or more definitive agreements to merge or consolidate the Company with or into another corporation, or to sell or otherwise dispose of all or substantially all of the Company's assets, or to effect any other transaction, consolidation or reorganization having similar results or effect; (ii) any person other than the Company makes a tender or exchange offer for more than 50% of Common Stock pursuant to which purchases of any amount of Common Stock are made; or (iii) stock representing more than 50% of the voting power of the Company is acquired by any person other than the Company in any one or more transactions occurring in any 24-month period.

     "Option" means any option granted under this Plan.

     "Option Agreement" means an agreement, in such form as may be determined by the Board of Directors or the Committee, executed and delivered by the Company to the holder of any Option with respect to that option.

     "Option Shares" means, with respect to any Option, the maximum number of shares of Common Stock which may be acquired under the option prior to its expiration.

     "Plan" means the Cytogen Corporation 1999 Directors Stock Option Plan, as amended.

     "Publicly Traded" means, with respect to any class of stock, that the class of stock is required to be registered under Section 12 of the Securities
Exchange Act of 1934, as amended, or that stock of that class has been sold within the preceding 12 months in an underwritten public offering.

     "Termination  of Service" means the time when a Director ceases to serve as
a  Director  for  any  reason,   including  without   limitation  by  reason  of
resignation, retirement, removal, death or Disability.

3.   Administration of the Plan.

     (a) The Compensation Committee of the Board of Directors will be responsible for the administration of this Plan. The Committee shall consist of two or more non-employee directors of the Company who meet the definition of "outside director" under the provisions of Section 162(m) of the Code and the definition of "non-employee director" under the provisions of the Exchange Act. No member of the Committee shall have been within one year prior to appointment to, or while serving on, the Committee granted or awarded equity securities of the Company pursuant to this or any other plan of the Company except to the extent that participation in any such plan or receipt of any such grant or award would not adversely affect the Committee member's status as a "non-employee director" or as an "outside director".

     (b) The Committee shall (i) determine or provide for the terms and conditions of the issuance of Compensation Shares, if so authorized by the Board of Directors, or grant Agreements, and all election and other forms, which terms and conditions shall not be inconsistent with this Plan, (ii) interpret the Plan and (iii) make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

     (c) No member of the Board of Directors or of any committee of the Board of Directors shall be liable for any act or omission of the Board or any committee, or of any other member of the Board or any committee, or for any act or omission on his own part, in connection with the administration of this Plan unless it resulted from the member's own willful misconduct.

 4.  Persons  Eligible to Receive Options and Compensation Shares.

     Options  and  Compensation   Shares  shall  be  granted  only  to  Eligible
Directors.

5.   Stock Subject to the Plan.

     The maximum number of shares of Common Stock as to which Options or Compensation Shares may be granted or issued under this Plan is 500,000 shares, subject to adjustment as provided in Section 8. If any Option or Compensation Share expires or is cancelled, surrendered or forfeited without being exercised in full (with respect to Options), the number of shares as to which the Option is not exercised, or Options or Compensation Shares are canceled, surrendered or forfeited, will once again become shares as to which new Options or Compensation Shares may be granted. The Common Stock which is issued upon the exercise of Options or issued as Compensation Shares may be authorized but unissued shares or shares which have been issued and reacquired by the Company.

6. Grants of Options or Compensation  Shares.

     (a) Each person who is newly-elected a director of the Company at an annual meeting of the stockholders of the Company, such person having not previously served as a director of the Company and such person then being an Eligible Director, shall, as of the date of such annual meeting, be granted an Option to purchase twenty thousand (20,000) shares of Common Stock. In addition, each person who is appointed a director of the Company after the date of the most recent annual meeting of the stockholders of the Company, and is an Eligible Director as of such date, shall be granted on such date an Option to purchase a pro rata portion of twenty thousand (20,000) shares of Common Stock, based upon the number of full months remaining from the date of appointment until the one year anniversary month of such preceding annual meeting.

     (b) Effective on approval of the Plan by the shareholders, each person who is on that date an Eligible Director shall be granted an Option to purchase twenty one thousand (21,000) shares of Common Stock (the "Initial Option").

     (c) Each person who is appointed a director of the Company after the date of approval of the Plan by the Shareholders and is an Eligible Director as of such date shall be granted an Option to purchase a pro rata portion of ten thousand (10,000) shares of Common Stock, based upon the number of full months remaining from the date of election until the one year anniversary month of the preceding annual meeting, as of the effective date of their appointment.

     (d) On the day following each annual meeting of the stockholders of the Company, commencing with the 2000 annual meeting, each person who is on that date an Eligible Director and was re-elected at that meeting shall be granted an Option to purchase 10,000 shares of Common Stock. In addition, a Chairman of the Board of Directors, unless the Compensation Committee of the Board determines otherwise, shall receive an additional grant of fifteen thousand (15,000) shares of Common Stock.

     (e) Eligible Directors shall receive, at the sole discretion of and after formal action by the Board of Directors, Compensation Shares in such number of shares of Common Stock that is equal to each respective Eligible Director's Cash Component compensation divided by the Fair Market Value of the Company's Common Stock as of the date of issuance of such Compensation Shares, which shall be no earlier than the date on which the applicable Cash Component compensation becomes due and payable by the Company, subject to the terms and conditions set forth herein. Compensation Shares shall not be issued for services not yet rendered by an Eligible Director to the Company.

     (f) Subject to Section 6(e) hereof, Eligible Directors shall receive Compensation Shares in lieu of the Cash Component of such Eligible Director's compensation until at least such time as: (i) such Eligible Director owns twenty thousand (20,000) shares of the Company's Common Stock, excluding options or other rights to acquire shares of the Company's Common Stock, whether exercisable or unexercisable; or (ii) if fewer than 20,000 shares are so owned, such smaller number of shares having a Fair Market Value of in excess of one hundred thousand dollars ($100,000), excluding the value, if any, of options to purchase Common Stock, whether exercisable or unexercisable, or other rights to acquire Common Stock of the Company.

     (g) Upon  achieving  either  of the  milestones  (i) or (ii)  set  forth in
Section 6(f) hereof, each such Eligible Director may, at his or her option, elect to cease receiving his or her Cash Component to which he or she is entitled in shares of Common Stock under the Plan; provided, however, that such Eligible Director must make such election by providing notice of such election to the Company.

     (h) Each Option provided for in this Section 6 shall be granted automatically and without further action by the Company, the Board of Directors or the Company's stockholders. Promptly after the Date of Grant of each Option provided for in this Section 6, the Company shall cause an Option Agreement to be executed and delivered to the holder of the Option. No other Options may be granted at any time under this Plan.

7.   Option and Compensation  Shares  Provisions.

     (a) Exercise Price. The Exercise Price of the Initial Option will be 200% of the Fair Market Value of the Common Stock on the Date of Grant of the Option. The Exercise Price of each Option other than the Initial Option will be 100% of the Fair Market Value of the Common Stock on the Date of Grant of the Option. The Committee may not reduce the Exercise Price of any Option granted under the Plan.

(b)  Term;  Vesting.

     (i) No Option granted under this Plan may be exercised more than 10 years after the Date of Grant of the option.

     (ii) Except as provided in Sections 7(b)(iii), 7(f), 7(g) and 7(h), the Initial Option shall become exercisable in one-third increments annually on the first, second, and third anniversaries of the Date of Grant, and Options other than the Initial Option shall become exercisable in full on the first anniversary of the Date of Grant.

     (iii)Upon the occurrence of a Major Event, all of the Option Shares covered by an Option shall become immediately available for purchase upon exercise of the option, without regard to the vesting provisions of Section 7(b)(ii).

     (c) Exercise of Options. An Option may be exercised in whole or in part at any time, or from time to time, during its term. To exercise an Option, the person exercising the Option must deliver to the Company, at its principal office:

     (i) a notice of exercise of the Option, which states the extent to which the option is being exercised; and

     (ii) payment in full in cash, which may be satisfied by a check, in an amount equal to the Exercise Price of the option times the number of shares as to which it is being exercised.

    (d) Delivery of Stock Certificates. As promptly as practicable after an option is exercised or Compensation Shares become payable to an Eligible Director, the Company will deliver to the person who exercises the Option or is owed such Compensation Shares, certificates registered in that person's name representing the number of shares of Common Stock which were purchased by the exercise of the option or grant of Compensation Shares in payment for services rendered. Each certificate may bear a legend to indicate, if applicable, that the Common Stock represented by the certificate was issued in a transaction which was not registered under the Securities Act of 1933, as amended, and may only be sold or transferred in a transaction which is registered under that Act or is exempt from the registration requirements of that Act.

    (e)  Nontransferability

     (i) Options. During the lifetime of a person to whom an option is issued, the Option may be exercised only by that person or his or her guardian or legal representative. An Option may not be assigned, pledged or hypothecated in any way, will not be subject to execution, and will not be transferable otherwise than by will or the laws of descent and distribution. The Company will not recognize any attempt to assign, transfer, pledge, hypothecate or otherwise dispose of an option contrary to the provisions of this Plan, or any levy of any attachment or similar process upon any Option, and, except as expressly stated in this Plan, the Company will not be required to, and will not, issue Common Stock on exercise of an option to anyone who claims to have acquired that option from the person to whom it was granted.

     (ii) Compensation Shares. For one year after the date of issuance of Compensation Shares to any Eligible Director, such Compensation Shares shall not be transferable by such Eligible Director. During this one year period, Compensation Shares may not be assigned, pledged or hypothecated in any way, and will not be transferable otherwise than by will or the laws of descent and distribution. The Company will not recognize any attempt to assign, transfer, pledge, hypothecate or otherwise dispose of Compensation Shares contrary to the provisions of this Plan, or any levy of any attachment or similar process upon any Compensation Shares, and, except as expressly stated in this Plan, the Company will not be required to, and will not, remove any related restrictive legend from the Compensation Shares until such one year period has expired. The Compensation Shares shall bear a restrictive legend evidencing such lock-up (the "Lock-up Legend"). Upon the expiration of such one year lock-up period, Compensation Share s shall become fully transferable by the holder, subject to the terms of the Securities Act of 1933, as amended and state securities laws. The Company shall take reasonable steps to remove the Lock-up Legend from the Compensation Shares within a reasonable time after the expiration of such period upon the request of an Eligible Director. Notwithstanding such lock-up provision, upon the occurrence of a Major Event, all of the Compensation Shares issued hereunder to Eligible Directors shall be treated in a like manner as are the outstanding shares of the Company's Common Stock upon the occurrence of such Major Event.

     (f) Termination of Service of Director Holding an Option Other Than Because of Death or Disability. Subject to the provisions of Sections 7(b) and 7(h), if there is a Termination of Service of a director to whom an Option has been granted, other than by reason of the director's death or disability, or retirement, each Option held by the director may be exercised until the earlier of (x) the end of the three-month period immediately following the date of Termination of service, or (y) the expiration of the term of the option.

     (g) Death or Disability of Director Holding an Option. Notwithstanding the provisions of Section 7(b), if there is a Termination of Service of a director to whom an option has been granted by reason of the director's death or disability, or a former director dies within three months following the date of his or her Termination of Service, each option held by the Director on the date of the Director's Termination of Service may be exercised in full (i.e., in respect of up to 100% of the Option shares, regardless of the time elapsed since the Date of Grant) until the earlier of (x) the end of the one-year period immediately following the date of Termination of service or (y) the expiration of the term of the option. In the event of an Eligible Director's death, all of such person's outstanding Options will transfer to the maximum extent permitted by law to such person's designated Beneficiary. Each Eligible Director may name, from time to time, any beneficiary or beneficiaries (which may be named contingent ly or successively) as his or her Beneficiary for purposes of this Plan. Each designation shall be on a form prescribed by the Company, will be effective only when delivered to the Company and when effective will revoke all prior designations by the Eligible Director. If an Eligible Director dies with no such beneficiary designation in effect, such person's Options will be transferable by will or pursuant to the laws of descent and distribution applicable to such person.

     (h) Retirement or Resignation. If there is a Termination of Service of a Director by reason of the Director's retirement or resignation at any time after the Director has reached age 55 with a minimum of three years' service as a non-employee director, each Option held by the Director on the date of the Director's Termination of Service may be exercised in full (i.e., in respect of up to 100% of the Option Shares, regardless of the time elapsed since the Date of Grant) until the earlier of (x) the end of the five year period immediately following the date of Termination of Service or (y) the expiration of the term of the option.

8.   Recapitalization, reorganizations, stock splits and the like.

     (a) The existence of outstanding Options or Compensation Shares shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise. Except as hereinafter expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or on conversion of shares or obligations o f the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of Common Stock then subject to outstanding options.

     (b) If as a result of any (i) reorganization or liquidation of the Company or (ii) reclassification of the Company's capital stock, stock splits, stock splits in the form of dividends, reverse stock splits, or similar recapitalizations of the Company, or (iii) consolidation or merger of the Company with or into another corporation, or sale of all or substantially all the assets of the Company (a reorganization or liquidation of the Company or reclassification of the Company's capital stock, or a merger, consolidation or sale of the type described in this subsection being a "Corporate Transaction") while an Option is outstanding, the holders of the Common Stock become entitled to receive with respect to their Common Stock, securities or assets other than, or in addition to, their Common Stock, upon exercise of that Option the holder will receive what the holder would have owned if the holder had exercised the Option immediately before the first Corporate Transaction which occurred while the option was outstan ding and had not disposed of anything the holder would have received as a result of that and all subsequent Corporate Transactions. Compensation Shares shall be adjusted in the same manner as the Company's Common Stock in all events.

9.   Rights of Option  Holder.

     The holder of an Option will not have any rights as a stockholder by reason of holding that Option. Upon exercise of an Option, the holder will be deemed to acquire the rights of a stockholder when, but not before, the issuance of Common Stock as a result of the exercise is recorded in the stock records of the Company.

10.  Laws and Regulations.

     The obligation of the Company to sell and deliver shares of Common Stock on exercise of options or upon the issuance of Compensation Shares will be subject to the condition that legal counsel for the Company be satisfied that the sale and delivery will not violate the Securities Act of 1933, as amended, or any other applicable laws, rules or regulations.

11.  Reservation of Shares.

     The Company will at all times keep reserved for issuance on exercise of options a number of authorized but unissued or reacquired shares of Common Stock equal to the maximum number of shares the Company may be required to issue on exercise of outstanding options (assuming no subsequent adjustments under Section 8).

12.  Amendment of the Plan.

     The Board of Directors may at any time and from time to time modify or amend this Plan in any respect effective at any date the Board of Directors determines; provided, that without the approval of the stockholders of the Company the Board of Directors may not, (i) except as provided in Section 8, increase the maximum number of shares of Common Stock which may be issued on exercise of Options or the payment of Compensation Shares granted under this Plan; (ii) change the provisions of Section 6 or Section 7; (iii) change the categories of persons eligible to receive options or Compensation Shares under this Plan; or (iv) otherwise materially increase (within the meaning of Rule 16b-3 of the Exchange Act) the benefits accruing under this Plan. No modification or amendment of this Plan will, without the consent of the holder of an outstanding Option or Compensation Shares, adversely affect the holder's rights under that Option or with respect to such Compensation Shares. Notwithstanding approval by shareholde rs, the Board may amend this Plan without further shareholder approval to add provisions required or enabled by changes to Rule 16b-3.

13.  Termination of the Plan.

     This Plan will terminate on June 16, 2009, unless sooner terminated. The Board of Directors may suspend or terminate this Plan at any time or from time to time, but no such action may adversely affect the rights of a person holding an outstanding Option or Compensation Share. The applicable terms of the Plan, and any terms and conditions as applicable to Options or Compensation Shares granted prior to such date, shall survive the termination of the Plan and continue to apply to such Options or Compensation Shares.

                                   APPENDIX B

                              AMENDED AND RESTATED

                             1995 STOCK OPTION PLAN

                               CYTOGEN CORPORATION

                              AMENDED AND RESTATED
                             1995 STOCK OPTION PLAN

                       (last amended as of June 19, 2001)


1.   Purpose; Effective Date.

     (a) The purposes of this Plan are to further the interests of Cytogen Corporation (the "Company") and its Subsidiaries by retaining the services of persons now serving as officers and other employees and consultants of the Company and its Subsidiaries, attracting and retaining the services of persons capable of serving as officers, employees and consultants of the Company and its Subsidiaries and providing incentives for such employees and consultants to exert maximum efforts to promote the success of the Company and its Subsidiaries.

     (b) The effective date of this Plan is March 28, 1995. This Plan will become effective on that date, subject to approval of the Plan not later than September 30, 1995 by a majority of the votes cast at a duly held stockholders meeting at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the Plan. Nothing in this Plan shall affect the rights or obligations of holders of options granted under any other Company stock option plan.

2.   Definitions.

     Whenever used in this Plan, the following terms will have the meanings set forth in this paragraph:

     "Board of Directors" means the Board of Directors of the Company.

     "Code" means the U.S. Internal Revenue Code of 1986, as amended.

     "Committee" means the committee described in paragraph 3.

     "Common Stock" means the common stock, par value $. 01 per share, of the Company.

     "Date of Grant" means with respect to any Option the date the Committee approves the grant of the Option or such later date as may be specified by the Committee as the date the option will become effective.

     "Disinterested   Director"   means  a  member   of  the   Board  who  is  a
"disinterested person" within the meaning of Rule 16b-3(d)(3) under the Securities Exchange Act of 1934, or any successor provision.

     "Eligible Consultant" means a consultant providing services to, and who is not an employee of, the Company or any of its Subsidiaries.

     "Employee" means any person employed by the Company or any of its Subsidiaries (including, without limitation, a person employed by the Company or any of its Subsidiaries who is also an officer or director of the Company or any of its Subsidiaries).

     "Exercise Price" means with respect to any Option the price per share which must be paid upon exercise of the Option.

     "Fair Market Value" means (i) if the Common Stock is traded in a market in which actual transactions are reported, the mean of the high and low prices at which the Common Stock is reported to have traded on the relevant date in all markets on which trading in the Common Stock is reported, or if there is no reported sale of the Common Stock on the relevant date, the mean of the highest reported bid price and lowest reported asked price for the Common Stock on the relevant date, (ii) if the Common Stock is Publicly Traded but only in markets in which there is no reporting of actual transactions, the mean of the highest reported bid price and the lowest reported asked price for the Common Stock on the relevant date, or (iii) if the Common Stock is not Publicly Traded, the value of a share of Common Stock as determined by the most recent valuation prepared by an independent expert at the request of the Committee.

     "Incentive Stock Option" means any Option that at the time of the grant qualifies and is designated as an incentive stock option within the meaning of
Section 422 of the Code.

     "Non-Qualified Option" means any Option that is not an Incentive Stock Option.

     "Option" means any Incentive Stock Option or Non-Qualified Option granted under this Plan.

     "Option Agreement" means an agreement in such form as may be determined by he Committee, executed and delivered by the Company to the holder of any Option with respect to that Option.

     "Outside Director" means a member of the Board who is not a current employee of the Company (or a related entity), is not a former employee who is receiving compensation for prior services (other than benefits under a tax-qualified retirement plan), was not an officer of the Company at any time, and is not currently receiving remuneration, either directly or indirectly, in any capacity other than as a director.

     "Plan" means the Cytogen Corporation 1995 Stock Option Plan, as amended.

     "Publicly Traded" means, with respect to any class of stock, that the class of stock is required to be registered under Section 12 of the Securities
Exchange Act of 1934, as amended, or that stock of that class has been sold within the preceding 12 months in an underwritten public offering.

     "Subsidiary" means any corporation that, at the time in question is a subsidiary corporation of the Company within the meaning of section 424(f) of the Code.

     "Ten Percent Shareholder" means, with respect to the grant of any Option, a person who at the Date of Grant is the beneficial owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.

     "Termination of Service" means (a) the time when the employee-employer relationship between an Employee and the Company ceases to exist for any reason, or (b) the time when an officer who is not also an Employee ceases to be an officer of the Company for any reason or (c) the time when an Eligible Consultant ceases to be such a consultant for any reason, including, but not limited to, a termination by resignation, discharge, death, Total Disability or retirement. Any leave of absence taken with the consent of the Company for a period of not more than 90 days shall not be a Termination of Service, or if longer, so long as the optionee's right to reemployment with the Company is guaranteed by contract. If the period of leave exceeds 90 days and if the right to reemployment is not guaranteed by contract, the Termination of Service will be deemed to occur on the 91st day of the leave.

     "Total Disability" means inability of an Employee or Eligible Consultant to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. All determinations as to the date and extent of disability of an Employee or Eligible Consultant will be made by the Committee.

3.   Administration.

     (a) This Plan shall be administered by a Committee, which shall be composed of not less than two Outside Directors who are also Disinterested Directors. The Committee may, from time to time, adopt or rescind rules and regulations for carrying out the provisions and purposes of this Plan. Subject to the express provisions of this Plan, the Committee shall have sole authority, in its absolute discretion, to determine which officers, Employees and Eligible Consultants shall receive Options, the time when Options shall be granted, the terms and provisions of the Options (which may differ from one another) and to do everything necessary or appropriate to administer this Plan, including, without limitation, interpreting the provisions of this Plan and the Options. All determinations made by the Committee with respect to this Plan and the Options shall be final, binding and conclusive.


     (b) No member of the Committee shall be liable for any act or omission of the Committee or any other member of the Committee, or for any act or omission on his own part, in connection with the administration of this Plan, unless it resulted from the member's own willful misconduct.


4.   Persons Eligible to Receive Options.

     (a) Options may be granted under this Plan only to persons who at the Date of Grant either (i) are officers, Employees or Eligible Consultants of the

Company or any of its Subsidiaries or (ii) have agreed to become officers, Employees or Eligible Consultants of the Company or any of its Subsidiaries, and, in either case, are determined by the Committee to be of substantial importance to the Company or any of its Subsidiaries.

     (b) Options granted to persons who are not yet officers, Employees or Eligible Consultants at the Date of Grant may not be exercised until the optionee has become an officer, Employee or Eligible Consultant, and shall expire if the optionee fails to commence service as an officer, Employee or Eligible Consultant within six months (or such other period as the Committee may determine) after the Date of Grant.

     (c) Incentive Stock Options may be granted only to persons who are Employees at the Date of Grant, and only on such terms as are provided in paragraphs 6, 7 and 8 hereof.

     (d) No Employee or Eligible Consultant to whom Options may be granted under this Plan may be granted Options to purchase more than 200,000 shares in any one calendar year.

5.   Stock Subject to the Plan.

     (a) Subject to any adjustment as provided in paragraph 9, the maximum number of shares of Common Stock as to which Options may be granted under this Plan is 4,502,635 shares reduced by the number of outstanding options granted under the Cytogen Corporation 1989 Employee Stock Option Plan (the "1989 Plan") that are exercised after the effective date of this Plan. If any Option expires or is cancelled or surrendered without being exercised in full, the number of shares as to which the Option is not exercised will once again become shares as to which new Options may be granted. The Common Stock which is issued on exercise of Options may be authorized but unissued shares or shares which have been issued and reacquired by the Company.

     (b) For administrative purposes only, the Committee shall establish an account indicating the number of shares of Common Stock as to which Options may then be granted under this Plan (the "Current Account"), and the Committee may issue Options only with respect to the shares of Common Stock available for grant as set forth in the Current Account. The Current Account shall contain the number of shares available for grant calculated as follows: (a) 4,502,635, minus
(b) the number of shares of Common Stock subject to options granted under the 1989 Plan that are exercised after the effective date of this Plan, minus (c) the number of shares of Common Stock subject to outstanding options granted under the 1989 Plan and this Plan, plus (d) the number of shares of Common Stock subject to outstanding options granted under the 1989 Plan and/or this Plan that expire, are cancelled or surrendered without being exercised in full.

6.   Grants of Options.

     (a) Subject to paragraph 4(d), the Committee will have complete discretion to determine when, and to which officers or other Employees or Eligible Consultants, Options are to be granted, the number of shares of Common Stock to which Options granted to each officer or other Employee or Eligible Consultant, will relate, whether and to what extent Options granted to an officer or other

Employee or Eligible Consultant, will be Incentive Stock Options or Non-Qualified Options and, subject to the provisions of paragraphs 7 and 8, the Exercise Price and the term of each Option. The Committee may, in its discretion at the time of granting the Option, provide that the Exercise Price may be paid in cash, by the surrender of Common Stock, by an interest-bearing promissory note, or by other means; subject, however, to any requirements of applicable law which may limit the type or amount of such non-cash consideration. If payment by promissory note is permitted: (i) the optionee shall be required to make a cash payment upon exercise of the Option of not less than 20% of the Exercise Price;
(ii) the note shall provide for full recourse against the maker; and (iii) the note shall be payable in full prior to its stated maturity upon the optionee's Termination of Service for any reason other than death or Total Disability.

     (b) Any Options which are not designated as Incentive Stock Options when they are granted will be Non-Qualified Options.

     (c) Promptly after the Date of Grant of each Option, the Company shall cause an Option Agreement to be executed and delivered to the holder of the Option. The Option Agreement shall clearly state whether the Option granted is or is not an Incentive Stock Option. Separate Option Agreements shall be used for Incentive Stock Options and Non-Qualified Stock Options.

     (d) Except as otherwise determined by the Committee, and subject to the requirements of applicable law, the entire Exercise Price received by the Company upon the exercise of an option shall constitute stated capital to the extent of the aggregate par value of the Common Stock issued upon exercise of the Option.

     (e) Any Option granted under this Plan prior to the date the Plan is approved by the Company's stockholders shall not be exercisable unless and until the Plan is so approved.

7.   Option Provisions.

     (a) Exercise Price. No consideration shall be payable by any optionee for the grant of an Option. Subject to the provisions of paragraph 7(a)(i) and paragraph 8, the Exercise Price of each Option will be as determined by the Committee.

          (i) The Committee shall not grant any Option with an exercise price that is less than 100% of the Fair Market Value of the underlying stock on the date of grant or reduce the exercise price of any Option granted under the Plan.


     (b) Term. The term of each Option will be as determined by the Committee, but in no event will the term of an Option be longer than ten years from the Date of Grant, or five years in the case of an Incentive Stock Option granted to a Ten Percent Shareholder. Options may not be exercised before six months after the Date of Grant. Options will cease to be exercisable prior to the expiration of their term under certain circumstances as provided in paragraphs 7(f), (g), and (h). Subject to the foregoing, and to any vesting or other conditions imposed at the time it is granted, an Option may be exercised in whole or in part at any time, or from time to time, during its term.

     (c) Manner of Exercise. To exercise an Option, the person exercising the Option must deliver to the Company, at its principal office:

          (i) a notice of exercise, which states the extent to which the Option is being exercised;

          (ii) a certified or bank cashier's check in an amount, or Common Stock with a Fair Market Value, equal to the Exercise Price of the Option times the number of shares as to which it is being exercised, or consideration in such other form as may be permitted under the terms on which the Option is granted; and

          (iii) a certified or bank cashier's check equal to any withholding taxes the Company is required to pay because of the exercise of the Option.

     The Committee may permit an Employee, as an alternative to making the payment described in clause (iii), to authorize the Company to withhold a sum equal to the withholding taxes the Company is required to pay from the Employee's salary and bonus payments over a period of not more than six months (or such longer period as the Company may approve). The date on which the Company receives all the items specified in this subsection will be the date on which the Option is exercised to the extent described in the notice of election.

     (d) Delivery of Stock Certificates. As promptly as practicable after an Option is exercised, the Company will deliver to the person who exercises the Option certificates, registered in that person's name, representing the number of shares of Common Stock which were purchased by the exercise of the Option. Each certificate may bear a legend to indicate, if applicable, that (i) the Common Stock represented by the certificate was issued in a transaction which was not registered under the Securities Act of 1933, as amended, and may only be sold or transferred in a transaction which is registered under that Act or is exempt from the registration requirements of that Act, and (ii) the Common Stock represented by the certificate is subject to the obligation of the holder to pay any unpaid balance of the Exercise Price (whether pursuant to a promissory note or otherwise), and/or that the Common Stock is pledged to secure such an obligation.

     (e) Nontransferability of Options. During the lifetime of the person to whom an Option is issued, the Option may be exercised only by that person or his or her guardian or legal representative. An Option may not be assigned, pledged or hypothecated in any way, will not be subject to execution, and will not be transferable otherwise than by will or the laws of descent and distribution. The Company will not recognize any attempt to assign, transfer, pledge, hypothecate or otherwise dispose of an Option contrary to the provisions of this Plan, or any levy of any attachment or similar process upon any Option, and, except as expressly stated in this Plan, the Company will not be required to, and will not, issue Common Stock on exercise of an Option to anyone who claims to have acquired that Option from the person to whom it was granted.

     (f) Termination of Service of Holder of Option Other Than Because of Total Disability or Death. If there is a Termination of Service of a person to whom an Option has been granted, other than by reason of the person's death or Total
Disability, each Option held by the person may be exercised (if otherwise exercisable) until the earlier of (i) the end of the three-month period immediately following the date of the Termination of Service, (ii) the expiration of the term specified in the Option, or (iii) such earlier time as may be determined by the Committee at the time of granting the Option.

     (g) Total Disability of Holder of Option. If there is a Termination of Service of a person to whom an Option has been granted by reason of his or her Total Disability, each Option held by the person may be exercised (if otherwise exercisable) until the earlier of (i) the end of the one-year period immediately following the date of the Termination of Service, (ii) the expiration of the term specified in the Option, or (iii) such earlier time as may be determined by the Committee at the time of granting the Option.

     (h) Death of Holder of Option. If there is a Termination of Service of a person to whom an Option has been granted by reason of his or her death, or a former officer or Employee or Eligible Consultant dies following the date of his or her Termination of Service but at a time when an Option still would be exercisable by that person but for the death of the person, each Option held by the person at the time of his or her death may be exercised by the person or persons to whom the Option passed by will or by the laws of descent and distribution (but by no other persons) until the earlier of (i) the end of the one-year period immediately following the date of death (or such other period as may be determined by the Committee at the time of granting the Option), (ii) the expiration of the term specified in the Option, or (iii) if the death occurs after the Termination of Service, the end of the period in which the Option could be exercised under paragraph 7(f) or (g).

     8. Special Provisions Relating to Incentive Stock Options. No Incentive Stock Option may be granted after March 27, 2005. The Exercise Price of an Incentive Stock Option will be not less than 100% of the Fair Market Value of the Common Stock on the Date of Grant of the Option. An Incentive Stock Option may not be granted to a person who, at the time the Option is granted, is a Ten Percent Shareholder, unless (i) the Exercise Price of the Option is at least 110% of the Fair Market Value of the Common Stock on the Date of Grant and (ii) the Option by its terms is not exercisable after the expiration of five years from the Date of Grant. To the extent that the aggregate Fair Market Value (determined at the time an Incentive Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are first exercisable by an Employee during any calendar year (under this Plan and any other incentive stock option plans of the Company) exceeds $100,000, such Options shall be treated as Non-Qualified Options.

9.   Recapitalization.

     (a) The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise. Unless otherwise determined by the Board, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or on conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of Common Stock then subject to outstanding Options.

     (b) If as a result of any (i) reorganization or liquidation of the Company or (ii) reclassification of the Company's capital stock, or (iii) consolidation or merger of the Company with or into another corporation, or sale of all or substantially all the assets of the Company (a reorganization or liquidation of the Company or reclassification of the Company's capital stock, or a merger, consolidation or sale of the type described in this subsection being a "Corporate Transaction") while an Option is outstanding, the holders of the Common Stock become entitled to receive with respect to their Common Stock, securities or assets other than, or in addition to, their Common Stock, upon exercise of that Option the holder will receive what the holder would have owned if the holder had exercised the Option immediately before the Corporate Transaction which occurred while the Option was outstanding and had not disposed of anything the holder would have received as a result of that and all subsequent Corporate Transactions.

10. Rights of Option Holder.

     (a) The holder of an Option will not have any rights as a stockholder by reason of holding that Option. Upon exercise of an Option, the holder will be deemed to acquire the rights of a stockholder when, but not before, the issuance of Common Stock as a result of the exercise is recorded in the stock records of the Company.

     (b) Nothing in this Plan or in the grant of an Option will confer upon any Employee the right to continue in the employment of the Company or will interfere with or restrict in any way the rights of the Company to discharge any Employee at any time for any reason whatsoever, with or without cause, nor will it impose any obligation on the Employee to remain in the employ of the Company.


     11. Laws and Regulations. The obligation of the Company to sell and deliver shares of Common Stock on exercise of Options will be subject to the condition that legal counsel for the Company be satisfied that the sale and delivery will not violate the Securities Act of 1933, as amended, or any other applicable laws, rules or regulations.

12.  Withholding of Taxes.

     (a) In addition to the requirement in paragraph 7(c) that in order to exercise an Option a person must make a payment to the Company or authorize withholding in order to enable the Company to pay any withholding taxes due as a result of the exercise, if a person who exercised an Incentive Stock Option disposes of shares of Common Stock acquired through exercise of that Incentive Stock Option either (i) within two years after the Date of Grant of the Incentive Stock Option or (ii) within one year after the issuance of the shares on exercise of the Incentive Stock Option, the person will notify the Company promptly of the occurrence of the event and, if the event was a disposition of Common Stock acquired on exercise of an Incentive Stock Option, the amount realized upon the disposition.

     (b) If, whether because of a disposition of Common Stock acquired on exercise of an Incentive Stock Option, or otherwise, the Company is required to pay withholding taxes to any Federal, state or other taxing authority and the Employee fails to provide the Company with the funds with which to pay that withholding tax, the Company may withhold up to 50% of each payment of salary or bonus to the Employee (which will be in addition to any other required or permitted withholding), until the Company has been reimbursed for the entire withholding tax it was required to pay.

     (c) The obligations contained in this paragraph 12 shall bind each optionee, and each optionee, by accepting and/or exercising an Option, shall be deemed to agree to observe and comply with them.

     13. Reservation of Shares. The Company will at all times keep reserved for issuance on exercise of Options a number of authorized but unissued or reacquired shares of Common Stock equal to the maximum number of shares the Company may be required to issue on exercise of outstanding Options (assuming no subsequent adjustments under paragraph 9).

     14. Amendment of the Plan. The Board of Directors may at any time and from time to time modify or amend this Plan in any respect effective at any date the Board of Directors determines; provided, that without the approval of the stockholders of the Company the Board of Directors may not, (i) except as provided in paragraph 9, increase the maximum number of shares of Common Stock which may be issued on exercise of Options granted under this Plan; (ii) change the categories of persons eligible to receive Options; (iii) increase the per-optionee limit specified in paragraph 4(d), (iv) take any other action requiring the approval of the stockholders of the Company in order to maintain the exemption available under Rule 16b-3 (or any similar rule) of the Securities and Exchange Commission, or (v) modify the provisions of paragraph 7(a)(i). No modification or amendment of this Plan will, without the consent of the holder of an outstanding Option, adversely affect the holder's rights under that Option.

     15. Interpretation The Committee shall have the power to interpret the Plan and to make and amend rules for putting it into effect and administering it. It is intended that the Incentive Stock Options granted under the Plan shall constitute incentive stock options within the meaning of section 422 of the Code, that the Non-Qualified Options shall constitute property subject to federal income tax pursuant to the provisions of section 83 of the Code and that the Plan shall qualify for the exemption available under Rule 16b-3 (or any similar rule) of the Securities and Exchange Commission. It is also intended that all compensation income recognized by optionees as the result of the exercise of Options or the disposition of Common Stock acquired on exercise of Options shall be considered performance-based compensation excludable from such optionee's "applicable employee remuneration" pursuant to section 162(m)(4)(C) of the Code. The provisions of the Plan shall be interpreted and applied insofar as possible to carry out such intent.

     16. Termination of the Plan. This Plan shall terminate on March 27, 2005 unless sooner terminated. The Board of Directors may suspend or terminate this Plan at any time or from time to time, but no such action may adversely affect the rights of a person holding an outstanding Option.

                                   APPENDIX C

                              AMENDED AND RESTATED

                                     BY-LAWS

                                  B Y - L A W S

                                       OF

                               CYTOGEN CORPORATION

                            (a Delaware corporation)

                          (amended as of June 19, 2001)


                                    ARTICLE I
                                     OFFICES

     SECTION 1. OFFICES. The corporation shall maintain its registered office in the State of Delaware at 100 West Tenth Street, City of Wilmington, County of New Castle and its resident agent at such address is The Corporation Trust Company. The Corporation may also have offices in such other places in the United States or elsewhere as the Board of Directors may, from time to time, appoint or as the business of the Corporation may require.


                                   ARTICLE II
                            MEETINGS OF STOCKHOLDERS

     SECTION 1. ANNUAL MEETINGS. Annual meetings of stockholders for the election of directors and for such other business as may properly be conducted at such meeting shall be held at such place, either within or without the State of Delaware, and at such time and date as the Board of Directors shall determine by resolution and set forth in the notice of the meeting. In the event that the Board of Directors fails to so determine the time, date and place for the annual meeting, it shall be held, beginning in 1981, at the principal office of the Corporation at 10 o'clock A.M. on the last Friday in February of each year.

     SECTION 2. SPECIAL MEETINGS. Special meetings of stockholders, unless otherwise prescribed by statute, may be called by the Chairman of the Board, the President or by resolution of the Board of Directors and shall be called by the President or Secretary upon the written request of not less than 50% in interest of the stockholders entitled to vote thereat. Notice of each special meeting shall be given in accordance with Section 3 of this Article II. Unless otherwise permitted by law, business transacted at any special meeting of stockholders shall be limited to the purpose stated in the notice.

     SECTION 3. NOTICE OF MEETINGS. Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting, which shall state the place, date and time of the meeting, and, in the case of a special meeting, the purposes for which the meeting is called, shall be mailed to or delivered to each stockholder of record entitled to vote thereat. Such notice shall be given not less than ten (10) days nor more than sixty (60) days before the date of any such meeting.

     SECTION 4. QUORUM. Unless otherwise required by law or the Certificate of Incorporation, the holders of a majority of the issued and outstanding stock entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of stockholders.

     SECTION 5. VOTING. Unless otherwise provided in the Certificate of Incorporation, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder. Upon the request of not less than 10% in interest of the stockholders entitled to vote at a meeting, voting shall be by written ballot. All elections of directors shall be decided by plurality vote. Unless otherwise required by law, these By-Laws or the Certificate of Incorporation, all other corporate action shall be decided by majority vote of the shares cast on the proposed action.

     SECTION 6. INSPECTORS. The Board of Directors may, in advance of any meeting of stockholders, appoint one or more inspectors to act at such meeting or any adjournment thereof. If any of the inspectors so appointed shall fail to appear or act, the chairman of the meeting shall, or if inspectors shall not have been appointed, the chairman of the meeting may, appoint one or more inspectors. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his ability. The inspectors shall determine the number of shares of capital stock of the Corporation outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the results, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the chairman of the meeting, the inspectors shall make a report in writing of any challenge, request or matter determined by them and shall execute a certificate of any fact found by them. No director or candidate for the office of director shall act as an inspector of an election of directors.

     SECTION 7. CHAIRMAN OF MEETINGS. The Chairman of the Board of Directors of the Corporation, if one is elected, or, in his absence or disability, the President of the Corporation, shall preside at all meetings of the stockholders.

     SECTION 8. SECRETARY OF MEETING. The Secretary of the Corporation shall act as Secretary at all meetings of the stockholders. In the absence or disability of the Secretary, the Chairman of the Board of Directors or the President shall appoint a person to act as Secretary at such meetings.

     SECTION 9. LISTS OF STOCKHOLDERS. The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, showing the address of each stockholder and the number and class of shares held by each. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, at a place within the city where the meeting is to be held, which shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the meeting and may be inspected by any stockholder who is present.

     SECTION 10. ACTION WITHOUT MEETING. Unless otherwise provided by the Certificate of Incorporation, any action required by law to be taken at any annual or special meeting of stockholders, or any action which may be taken at such meetings, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

     SECTION 11. ADJOURNMENT. At any meeting of stockholders of the Corporation, if less than a quorum be present, a majority of the stockholders entitled to vote thereat, present in person or by proxy, shall have the power to adjourn the meeting from time to time without notice other than announcement at the meeting until a quorum shall be present. Any business may be transacted at the adjourned meeting which might have been transacted at the meeting originally noticed. If the adjournment is for more than thirty days, or if after the adjournment a new record date, as provided for in Section 5 of Article V of these By-Laws, is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

                                  ARTICLE III
                               BOARD OF DIRECTORS

     SECTION 1. POWERS. The property, business and affairs of the Corporation shall be managed and controlled by its Board of Directors. The Board shall exercise all of the powers and duties conferred by law except as provided by the Certificate of Incorporation or these By-Laws.

     SECTION 2. NUMBER AND TERM. The number of directors shall be fixed at no less than two nor more than seven. Within the limits specified above, the number of directors shall be fixed from time to time by the Board. The Board of Directors shall be elected by the stockholders at their annual meeting, and each director shall be elected to serve for the term of one year and until his successor shall be elected and qualify or until his earlier resignation or removal. Directors need not be stockholders.

     SECTION 3. RESIGNATIONS. Any director may resign at any time. Such resignation shall be made in writing, and shall take effect at the time specified therein, and if no time is specified, at the time of its receipt by the President or Secretary. The acceptance of a resignation shall not be necessary to make it effective.

     SECTION 4. REMOVAL. Any director or the entire Board of Directors may be removed either for or without cause at any time by the affirmative vote of the holders of a majority of the shares entitled to vote for the election of directors at any annual or special meeting of the stockholders called for that purpose. Vacancies thus created may be filled at such meeting by the affirmative vote of a majority of the stockholders entitled to vote, or, if the vacancies not so filled, by the directors as provided in Section 5 of this Article III.

     SECTION 5. VACANCIES AND NEWLY CREATED DIRECTORSHIPS. Except as provided in
Section 4 of this Article III, vacancies occurring in any directorship and newly created directorship may be filled by a majority vote of the remaining directors then in office. Any director so chosen shall hold office for the unexpired term of his predecessor and until his successor shall be elected and qualify or until his earlier death, resignation or removal. The Board may not fill the vacancy created by removal of a director by electing the director so removed.

     SECTION 6. MEETINGS. The newly elected directors shall hold their first meeting to organize the Corporation, elect officers and transact any other business which may properly come before the meeting. An annual organizational meeting of the Board of Directors shall be held immediately after each annual meeting of the stockholders, or at such time and place as may be noticed for the meeting. Regular meetings of the Board may be held without notice at such places and times as shall be determined from time to time by resolution of the directors. Special meetings of the Board shall be called by the President or by the Secretary on the written request of any director with at least two days' notice to each director and shall be held at such place as may be determined by the directors or as shall be stated in the notice of the meeting.

     SECTION 7. QUORUM, VOTING AND ADJOURNMENT. A majority of the total number of directors or any committee thereof shall constitute a quorum for the transaction of business. The vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board. In the absence of a quorum, a majority of the directors present thereat may adjourn such meeting to another time and place. Notice of such adjourned meeting need not be given if the time and place of such adjourned meeting are announced at the meeting so adjourned.

     SECTION 8. COMMITTEES. The Board of Directors may, by resolution passed by a majority of the Board, designate one or more committees, including but not limited to an Executive Committee and an Audit Committee, each such committee to consist of one or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee to replace any absent or disqualified member at any meeting of the committee. Any such committee, to the extent provided in the resolution of the Board, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and, affairs of the Corporation and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority to amend the Certificate of

Incorporation, adopt an agreement of merger or consolidation, recommend to the stockholders the sale, lease, or exchange of all or substantially all of the Corporation's properties and assets, recommend to the stockholders a dissolution of the Corporation or a revocation of a dissolution or to amend these By-Laws. Unless a resolution of the Board expressly provides, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock of the Corporation. All committees of the Board shall report their Proceedings to the Board when recruited.

     SECTION 9. ACTION WITHOUT A MEETING. Unless otherwise restricted by the Certificate of Incorporation or these By-Laws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all members of the Board or any committee thereof consent thereto in writing.

     SECTION 10. COMPENSATION. The Board of Directors shall have the authority to fix the compensation of directors for their services. A director may also serve the Corporation in other capacities and receive compensation therefor.
SECTION 11. TELEPHONIC MEETING. Unless otherwise restricted by the Certificate of Incorporation, members of the Board, or any committee designated by the Board, may participate in a meeting by means of conference telephone or similar communications equipment in which all persons participating in the meeting can hear each other. Participation in such telephonic meeting shall constitute the presence in person at such meeting.


                                   ARTICLE IV
                                    OFFICERS

     SECTION 1. The officers of the Corporation shall include a President, a Secretary and one or more subordinate officers, all of whom shall be elected by the Board of Directors and who shall hold office for a term of one year and until their successors are elected and qualify or until their earlier resignation or removal. In addition, the Board of Directors may elect a Chairman of the Board, one or more Vice Presidents, including an Executive Vice
President,  a Treasurer  and one or more  Assistant  Treasurers  and one or more
Assistant Secretaries, who shall hold their office for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors. The initial officers shall be elected at the first meeting of the Board of Directors and, thereafter, at the annual organizational meeting of the Board held after each annual meeting of the stockholders. Any number of offices may be held by the same person.

     SECTION 2. OTHER OFFICERS AND AGENTS. The Board of Directors may appoint such other officers and agents as it deems advisable, who shall hold their office for such terms and shall exercise and perform such powers and duties as shall be determined from time to time by the Board of Directors.

     SECTION 3. CHAIRMAN. The Chairman of the Board of Directors shall be a member of the Board and shall preside at all meetings of the Board of Directors and of the stockholders. In addition, the Chairman of the Board shall have such powers and perform such other duties as from time to time may be assigned to him by the Board of Directors.

     SECTION 4. PRESIDENT. The President shall be the Chief Executive Officer of the Corporation. He shall exercise such duties as customarily pertain to the office of President and Chief Executive Officer, and shall have general and active management of the property, business and affairs of the Corporation, subject to the supervision and control of the Board. He shall perform such other duties as prescribed from time to time by the Board or these By-Laws.

     In the absence, disability or refusal of the Chairman of the Board to act, or the vacancy of such office, the President shall preside at all meetings of the stockholders and of the Board of Directors. Except as the Board of Directors shall otherwise authorize, the President shall execute bonds, mortgages and other contracts on behalf of the Corporation, and shall cause the seal to be affixed to any instrument requiring it and, when so affixed, the seal shall be attested by the signature of the Secretary or the Treasurer or an Assistant Secretary or an Assistant Treasurer.

     SECTION 5. VICE PRESIDENTS. Each Vice President, if any are elected, of whom one or more may be designated an Executive Vice President, shall have such powers and shall perform such duties as shall be assigned to him by the President or the Board of Directors.

     SECTION 6. TREASURER. The Treasurer shall have custody of the corporate funds, securities, evidences of indebtedness and other valuables of the Corporation and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation. He shall deposit all moneys and other valuables in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation, taking proper vouchers therefor. He shall render to the President and Board of Directors, upon their request, a report of the financial condition of the Corporation. If required by the Board of Directors, he shall give the Corporation a bond for the faithful discharge of his duties in such amount and with such surety as the Board shall prescribe.

     The Treasurer shall have such further powers and perform such other duties incident to the office of Treasurer as from time to time assigned to him by the Board.

     SECTION 7. SECRETARY. The Secretary shall be the Chief Administrative Officer of the Corporation and shall: (a) cause minutes of all meetings of the stockholders and directors to be recorded and kept; (b) cause all notices required by these By-Laws or otherwise to be given properly; (c) see that the minute books, stock books, and other nonfinancial books, records and papers of the Corporation are kept properly; and (d) cause all reports, statements, returns, certificates and other documents to be prepared and filed when and as required. The Secretary shall have such further powers and perform such other duties as prescribed from time to time by the Board.

     SECTION 8. ASSISTANT TREASURERS AND ASSISTANT SECRETARIES. Each Assistant Treasurer and each Assistant Secretary, if any are elected, shall be vested with all the Powers and shall perform all the duties of the Treasurer and Secretary, respectively, in the absence or disability of such officer, unless or until the Board of' Directors shall otherwise determine. In addition, Assistant Treasurers and Assistant Secretaries shall have such powers and shall perform such duties as shall be assigned to them by the Board.

     SECTION 9. CORPORATE FUNDS AND CHECKS. The funds of the Corporation shall be kept in such depositories as shall from time to time be prescribed by the Board of Directors. All checks or other orders for the payment of money shall be signed by the President or the Treasurer or such other person or agent as may from time to time be authorized and with such countersignature, if any, as may be required by the Board of Directors.

     SECTION 10. CONTRACTS AND OTHER DOCUMENTS. The President or Treasurer, or such other officer or officers as may from time to time be authorized by the Board of Directors, shall have power to sign and execute on behalf of the Corporation deeds, conveyances and contracts, and any and all other documents requiring execution by the Corporation.

     SECTION 11. OWNERSHIP OF STOCK OF ANOTHER CORPORATION. The President or the Treasurer, or such other officer or agent as shall be authorized by the Board of Directors, shall have the power and authority, on behalf of the Corporation, to attend and to vote at any meeting of stockholders of any corporation in which the Corporation holds stock and may exercise, on behalf of the corporation, any and all of the rights and powers incident the ownership of such stock at any such meeting, including authority to execute and deliver proxies and consents on behalf of the corporation.

     SECTION 12. DELEGATION OF DUTIES. In the absence, disability or refusal of any officer to exercise and perform his duties, the Board of Directors may delegate to another officer such powers or duties.

     SECTION 13. RESIGNATION AND REMOVAL. Any officer of the Corporation may be removed from office for or without cause at any time by the Board of Directors. Any officer may resign at any time in the same manner prescribed under Section 3 of Article III of these By-laws.

     SECTION 14. VACANCIES. The Board of Directors shall have power to fill vacancies occurring in any office.


                                    ARTICLE V
                                      STOCK

     SECTION 1. CERTIFICATES OF STOCK. Every holder of stock in the Corporation shall be entitled to have a certificate signed by, or in the name of the Corporation by, the Chairman of the Board or the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary, certifying the number and class of shares of stock in the Corporation owned by him. Any or all of the signatures on the certificate may be a facsimile. The Board of Directors shall have the power to appoint one or more transfer agents and/or registrars for the transfer or registration of certificates of stock of any class, and may require stock certificates to be countersigned or registered by one or more of such transfer agents and/or registrars.

     SECTION 2. TRANSFER OF SHARES. Shares of stock of the Corporation shall be transferable upon its books by the holders thereof, in person or by their duly authorized attorneys or legal representatives, upon surrender to the Corporation by delivery thereof to the person in charge of the stock and transfer books and ledgers. Such certificates shall be cancelled and new certificates shall thereupon be issued. A record shall be made of each transfer. Whenever any transfer of shares shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of the transfer if, when the certificates are presented, both the transferor and transferee request the Corporation to do so. The Board shall have power and authority to make such rules and regulations as it may deem necessary or proper concerning the issue, transfer and registration of certificates for shares of stock of the corporation.

     SECTION 3. LOST CERTIFICATES. A new certificate of stock may be issued in the place of any certificate previously issued by the Corporation, alleged to have been lost, stolen, destroyed or mutilated, and the Board of Directors may, in their discretion, require the owner of such lost, stolen, destroyed or mutilated certificate, or his legal representative, to give the Corporation a bond, in such sum as the Board may direct, not exceeding double the value of the stock, in order to indemnify the Corporation against any claims that may be made against it in connection therewith.

     SECTION 4. STOCKHOLDERS OF RECORD. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder thereof, in fact, and shall not be bound to recognize any equitable or other claim to or interest in such shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise expressly provided by law.

     SECTION 5. STOCKHOLDERS RECORD DATE. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which shall not be more than sixty days nor less than ten days before the date of such meeting. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting, provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

     SECTION 6. DIVIDENDS. Subject to the provisions of the Certificate of Incorporation, the Board of Directors may at any regular or special meeting, out of funds legally available therefor, declare dividends upon the stock of the Corporation. Before the declaration of any dividend, the Board of Directors may set apart, out of any funds of the Corporation available for dividends, such sum or sums as from time to time in their discretion may be deemed proper for working capital or as a reserve fund to meet contingencies or for such other purposes as shall be deemed conducive to the interests of the Corporation.

                                   ARTICLE VI
                           NOTICE AND WAIVER OF NOTICE

     SECTION 1. NOTICE. Whenever any written notice is required to be given by law, the Certificate of Incorporation or these By-Laws, such notice, if mailed, shall be deemed to be given when deposited in the United States mail, postage prepaid, addressed to the person entitled to such notice at his address as it appears on the books and records of the Corporation. Such notice may also be sent by telegram.

     SECTION 2. WAIVER OF NOTICE. Whenever notice is required to be given by law, the Certificate of Incorporation or these By-laws, a written waiver thereof signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any meeting of the stockholders, directors, or members of a committee of the Board need be specified in any written waiver of notice.


                                  ARTICLE VII
                              AMENDMENT OF BY-LAWS

     SECTION 1. AMENDMENTS. These By-Laws may be amended or repealed or new By-Laws may be adopted by the affirmative vote of a majority of the Board of Directors at any regular or special meeting of the Board. If any By-Law regulating an impending election of directors is adopted, amended or repealed by the Board, there shall be set forth in the notice of the next meeting of shareholders for the election of directors the By-Law(s) so adopted, amended, or repealed, together with a precise statement of the changes made. By-Laws adopted by Board of Directors may be amended or repealed by stockholders. Notwithstanding the foregoing to the contrary, the provisions of Article X hereof may not be further amended or repealed without the affirmative vote of the holders of a majority of the shares of common stock of the Corporation present and entitled to vote at a duly convened meeting of the stockholders of the Corporation.


                                  ARTICLE VIII

     SECTION 1. The seal of the Corporation shall be circular in form and shall have the name of the corporation on the circumference and the jurisdiction and year of incorporation in the center.

     SECTION 2. FISCAL YEAR. The fiscal year of the Corporation shall end on September 30 of each year, or such other twelve consecutive months as the Board of Directors may designate.


                                   ARTICLE IX
                                 INDEMNIFICATION

     SECTION 1. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

     SECTION 2. Each person who has or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action or inaction in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except as provided in this Section 2, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Section 2 shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition as authorized by the Board of Directors; provided, however, that if the Delaware General Corporation Law so requires, the payment of such expenses incurred by a director, officer, employee or agent of the Company in his or her capacity as such in advance of the final disposition of a proceeding shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director, officer, employee or agent of the Company, to repay all amounts so advanced if it shall ultimately be determined that such director, officer, employee or agent of the Company is not entitled to be indemnified under this Section 2 or otherwise.

     SECTION 3. If a claim under Section 2 of this Article IX is not paid in full by the Corporation within 30 days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standard of conduct which makes it permissible under the Delaware General Corporation Law for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the

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Corporation.  Neither the  failure of the  Corporation  (including  its Board of
Directors, independent legal counsel, or its stockholders to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

     SECTION 4. The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Article IX shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these By-Laws, agreement, vote of stockholders or disinterested directors or otherwise.

     SECTION 5. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.


                                    ARTICLE X
                                  MISCELLANEOUS

     SECTION 1. STOCK OPTIONS. The Corporation may not grant any stock options having an exercise price that is less than 100% of the fair market value of the underlying stock on the date of grant. Furthermore, the Corporation may not reduce the exercise price of any stock option granted under any existing stock option plan or under any stock option plan adopted after the date of these amended By-Laws.

     SECTION 2. CONVERTIBLE SECURITIES. The Corporation may not sell or issue any security of the Corporation convertible, exercisable or exchangeable into shares of common stock of the Corporation, having a conversion, exercise or exchange price per share which is subject to downward adjustment based on the market price of the common stock at the time of conversion, exercise or exchange of such security into common stock (except for appropriate adjustments made to give effect to any stock splits or stock dividends).

     SECTION 3. SALE OF STOCK. The Corporation may not enter into: (a) any equity line or similar agreement or arrangement; or (b) any agreement to sell common stock of the Corporation (or any security convertible, exercisable or exchangeable into shares of common stock ("Common Stock Equivalent")) at a per share price (or, with respect to a Common Stock Equivalent, at a conversion, exercise or exchange price, as the case may be ("Equivalent Price")) that is fixed after the execution date of the agreement, whether or not based on any predetermined price-setting formula or calculation method. Notwithstanding the


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foregoing, however, a price protection clause shall be permitted in an agreement for sale of Common Stock or Common Stock Equivalent, if such clause provides for an adjustment to the price per share of Common Stock or, with respect to a Common Stock Equivalent, to the Equivalent Price (provided that such price or Equivalent Price is fixed on or before the execution date of the agreement)(the "Fixed Price") in the event that the Corporation, during the period beginning on the date of the agreement and ending no later than 90 days after the closing date of the transaction, sells shares of Common Stock or Common Stock Equivalent to another investor at a price or Equivalent Price, as the case may be, below the Fixed Price.


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